UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3651
                                   ---------------------------------------------

                           Touchstone Strategic Trust
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               (Exact name of registrant as specified in charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
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               (Address of principal executive offices) (Zip code)

       Jill T. McGruder, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (513) 878-4066
                                                           ---------------------

Date of fiscal year end:   3/31/10
                        --------------------

Date of reporting period:  3/31/10
                         -------------------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                                                  March 31, 2010

Annual Report




TOUCHSTONE STRATEGIC TRUST

Touchstone Diversified Small Cap Growth Fund

Touchstone Growth Opportunities Fund

Touchstone Large Cap Core Equity Fund

Touchstone Large Cap Growth Fund

Touchstone Mid Cap Growth Fund







[LOGO] Touchstone Investments(R)
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Table of Contents
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                                                                           Page
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Letter from the President                                                     3
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Management's Discussion of Fund Performance (Unaudited)                    4-20
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Tabular Presentation of Portfolios of Investments (Unaudited)                21
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Statements of Assets and Liabilities                                      22-25
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Statements of Operations                                                  26-27
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Statements of Changes in Net Assets                                       28-30
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Financial Highlights                                                      31-39
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Notes to Financial Statements                                             40-52
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Portfolios of Investments:
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      Diversified Small Cap Growth Fund                                   53-54
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      Growth Opportunities Fund                                           55-56
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      Large Cap Core Equity Fund                                          57-58
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      Large Cap Growth Fund                                                  59
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      Mid Cap Growth Fund                                                 60-61
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Report of Independent Registered Public Accounting Firm                      62
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Other Items (Unaudited)                                                   63-71
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Management of the Trust (Unaudited)                                       72-74
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Privacy Protection Policy                                                    75
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                                       2

--------------------------------------------------------------------------------
Letter from the President
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Dear Fellow Shareholder,

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information and manager commentaries for the twelve months ended March 31, 2010.

For most investors, the past 12 months have been an extraordinary period. One year ago we were in the midst of the most serious financial crisis since the 1930s. Just when it seemed no bottom was in sight, stock markets turned near the end of the first quarter of 2009 and rallied uninterrupted over the remainder of the year. By year end, U.S. and international equity markets made impressive strides from their March lows.

During these developments, many investors were worried that markets had moved too far, too fast, as is what appeared to be the case through mid-February this year, when equity markets declined amid concerns about monetary policy tightening in China and the U.S., and fears that budgetary problems in Greece could spread. And, although evidence of economic recovery is fairly conclusive and the U.S. stock market recently posted an 18-month high, many investors are still wary. The market advance was characterized as being of "low quality" as investors shunned high quality, large capitalization stocks with financial strength, seeking smaller capitalization, high-beta stocks. In addition, although many believed that market leadership was poised to shift to growth stocks, value indexes outperformed growth indexes across all capitalizations. The top performing sector was Consumer Discretionary. The bottom performing sector was Telecommunication Services.

Some observers contend that structural headwinds in housing and consumer finance stand in the way of a full-fledged economic expansion and believe that continued massive policy stimulus will be required to keep the U.S. and global economy afloat. However, we believe we are seeing mounting evidence that global recovery is becoming firmly rooted and the risk of a "double-dip" recession has diminished considerably. Equity fund managers are increasingly investing in companies that do business internationally.

It is important to focus on the long-term composition of your investment portfolio. When we examine where financial markets may be headed in the years to come, we continue to believe that diversification is essential to balancing risk and return. We recommend that you continue to work with your financial professional and focus on a sound asset allocation strategy, investing in a broad mix of stock, bond, and money market mutual funds to help keep your financial strategy on course.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,



Jill T. McGruder
President
Touchstone Strategic Trust

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
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TOUCHSTONE DIVERSIFIED SMALL CAP GROWTH FUND

SUB-ADVISED BY FORT WASHINGTON INVESTMENT ADVISORS, INC.

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Diversified Small Cap Growth Fund was 44.98% for the year ended March 31, 2010. The total return of the Russell 2000(R) Growth Index was 60.32% for the same period.

After one of the most severe credit crisis-induced stock market declines (from October 2007 to March of 2009) since the 1930s, the market finally bottomed as massive, unprecedented intervention by the Federal Reserve combined with attractive valuations gave investors enough confidence to slowly begin reallocating cash toward equities. Deep expense reductions in corporate America began to translate into stronger earnings as the second quarter of 2009 unfolded. In addition, as credit began to thaw and the stock market began to rise, highly indebted companies were able to once again gain access to funding both from equity and fixed income markets. Economic statistics reported by the government that would have been considered abysmal in prior years, were becoming "less negative" and also helped fuel stock prices. With only a few modest corrections along the way, stocks were able to achieve returns that were truly impressive.

PORTFOLIO REVIEW

For the one year period, stocks that performed best were those of more speculative companies. These companies were deeply cyclical, had very poor fundamentals, low or negative returns on capital, high debt levels, low market caps, and stock prices that had plunged to historical valuation extremes. Our philosophy and process is focused on high quality companies with strong business models, defined as those with strong balance sheets, good cash flow and high returns on capital, combined with improving secular or cyclical fundamental trends. Therefore, our style typically underperforms during these more speculative periods such as 2009.

The most extreme period of speculative outperformance was March to July 2009 but was evident for most of the last three quarters of the year. In the first quarter of 2010, this headwind was still present but appeared to be gradually subsiding. The Fund's performance slightly exceeded its benchmark in the first quarter of 2010 and our belief is that over time, our style will slowly re-gain favor.

The Financials sector was the only sector to meaningfully impact relative performance positively due to strong returns from the Fund's positions in debt collection companies and pawnbrokers. The Health Care, Industrials, Consumer Discretionary, and Consumer Staples sectors all underperformed due to poor stock selection in some instances as well as the speculative headwind previously mentioned.

Individual stocks that added to performance included Portfolio Recovery Associates Inc., Cash America International Inc. and Ezcorp Inc. (Financials sector), Spectranetics Corp. and Acorda Therapeutics Inc. (Health Care sector), and Skyworks Solutions Inc. and Vistaprint N.V. (Information Technology sector).

Individual stocks that detracted from performance were CardioNet Inc., Genomic Health Inc., TranS1 Inc., and Myriad Genetics Inc. (Health Care sector), and Granite Construction Inc., Towers Watson & Co. and Powell Industries Inc. (Industrials sector).

CURRENT STRATEGY AND OUTLOOK

As of the end of March 2010, the Fund's largest overweight is in the Consumer Discretionary sector. The Fund is positioned in companies that have strong organic top line growth driven by domestic geographic expansion, international growth and/or recurring revenue. We also like companies that can offer a strong value proposition to the still cash-strapped consumer. In the Health Care sector, where the Fund is slightly overweight, the Fund is positioned in orphan-drug producers and device manufacturers with new product

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
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introductions. The Fund's overweight in the Energy sector is predicated on the belief that energy demand will continue to improve as the global economy rebounds and that global oil production growth will be challenged. The Fund is modestly overweight in the Financials sector, driven largely by holdings in pawnbrokers and debt collection companies, which should benefit from the continued contraction in consumer credit, higher gold prices and increasing supply of charged off credit card debt. The Fund is slightly overweight in the Information Technology sector where we believe the need for increased data capacity in both internet and wireless applications will benefit many of the Fund's holdings and valuation levels still look attractive and balance sheets are strong. The Fund is underweight in the Industrials sector. We have been concerned about the impact of slow global growth on the companies in this sector. However, some industries, such as commercial aerospace and transportation/trucking are rebounding nicely or in other cases, bid/order activity appears to indicate improvement is on the horizon. Consequently, the Fund has positions that should benefit from these trends. The Fund's largest underweight is in the Consumer Staples sector due to our belief that the Consumer Discretionary sector stocks have better growth prospects in both the near and long term.

As the economy has improved and earnings have rebounded, stocks have followed suit. Valuations are obviously less attractive than a year ago but fundamentals as measured by earnings growth have strengthened. We believe there are still challenges that face the economy given still high consumer and government debt levels and elevated unemployment. It will thus be important to see how the markets and the economy react to reduced fiscal and monetary stimulus.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
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  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DIVERSIFIED
      SMALL CAP GROWTH FUND - CLASS A* AND THE RUSSELL 2000(R) GROWTH INDEX

----------------------------------------
    DIVERSIFIED SMALL CAP GROWTH
   AVERAGE ANNUAL TOTAL RETURNS**

                1 Year  Since Inception*
Class A         36.69%      (1.62%)
Class C*        43.71%      (0.71%)
Class Y         45.40%      (0.24%)
----------------------------------------

                                  [LINE CHART]

  TST Diversified Small Cap - Growth A          Russell 2000(R) Growth Index
  ------------------------------------          ----------------------------

          DATE          BALANCE                     DATE           BALANCE
          ----          --------                    ----           -------
         9/6/2006         9,425                    9/6/2006        10,000
        9/30/2006         9,510                   9/30/2006         9,962
       12/31/2006        10,368                  12/31/2006        10,836
        3/31/2007        10,971                   3/31/2007        11,104
        6/30/2007        12,008                   6/30/2007        11,847
        9/30/2007        12,309                   9/30/2007        11,850
       12/31/2007        12,113                  12/31/2007        11,601
        3/31/2008        10,173                   3/31/2008        10,112
        6/30/2008        10,536                   6/30/2008        10,564
        9/30/2008         9,664                   9/30/2008         9,826
       12/31/2008         6,944                  12/31/2008         7,129
        3/31/2009         6,508                   3/31/2009         6,434
        6/30/2009         7,619                   6/30/2009         7,939
        9/30/2009         8,626                   9/30/2009         9,205
       12/31/2009         8,803                  12/31/2009         9,586
        3/31/2010         9,435                   3/31/2010        10,316

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class Y shares commenced on September 6, 2006. The initial public offering of Class C shares commenced on August 1, 2007. The returns for Class C shares include performance of the Fund that was achieved prior to the creation of Class C shares (August 1, 2007), which is the same as the performance for Class A shares through August 1, 2007. The returns have been restated for sales charges and for fees applicable to Class C shares.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Management's Discussion of Fund Performance (Continued)
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TOUCHSTONE GROWTH OPPORTUNITIES FUND

SUB-ADVISED BY WESTFIELD CAPITAL MANAGEMENT LP

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Growth Opportunities Fund was 44.90% for the twelve month period ending March 31, 2010. The total return of the Russell 3000(R) Growth Index was 50.51% for the same period.

The fear that gripped financial markets for much of 2008 and early 2009 dissipated early in the period as investors became more comfortable holding riskier assets. The market advance that started from a deeply oversold condition in the first quarter of 2009 seemed to be propelled by evidence that economic conditions had become "less bad." At first, the market advance was characterized as being of "low quality" as money losing companies and micro-cap stocks dramatically outperformed. This was followed by further improvement in financial market mechanics with a return to more normal IPO activity, a dramatic pickup in announced Mergers & Acquisitions volume, and a continued narrowing of corporate debt spreads. Despite an unemployment rate that remained stubbornly high, trends in initial jobless claims and temporary employment suggested that the employment picture was improving. Similarly, a pickup in retail sales and online transactions during the holiday season confirmed an improvement in consumer confidence. Persistent worldwide monetary easing prompted some hand-wringing about inflationary pressures undermining financial asset pricing. However, slack in both labor markets and industrial capacity has kept the detrimental impact of inflation at bay. Late in the period, Chinese authorities took the first steps to reverse economic stimulus programs by tightening lending standards and called into question the sustainability of the perceived engine of global economic growth. The European Union struggled with yawning budget deficits and investors worried that the debt crisis in Greece would spill over into Portugal and Spain. In the U.S., proposals for the regulation of financial markets and the signing of a landmark Healthcare Bill introduced fears of excessive government control of virtually everything. In the end, domestic equities were bid up as concerns about these events gave way to enthusiasm for the better-than-expected quarterly corporate profit growth and the improving functionality of financial markets.

PORTFOLIO REVIEW

Strong results within the Energy and Consumer Staples sectors were offset by relative weakness in the Financials, Materials, and Information Technology sectors.

Crude oil rose over 60% and exited the first quarter of 2010 at over $80/barrel. This strength, in part a reaction to mounting evidence of a global economic recovery, propelled the shares of Energy stocks. Positive stock selection within the Energy sector added to relative returns. Suncor Energy Inc., an integrated energy company focused on developing Canada's oil sands, added to performance. The company remains leveraged to the price of crude oil and the recent merger with Petro-Canada materially lowered the effective price of the commodity at which the company can internally fund growth initiatives. Weatherford International Ltd., an oil services company, also added to relative results; the position size was trimmed after the stock doubled off of the recession lows. We remain optimistic about the company's prospects and applaud the recent acquisition of a Russian oil services company that is accretive to earnings and gives Weatherford an instant presence and infrastructure in this important growth market. Within exploration and production, Quicksilver Resources Inc. reported production growth of 23% and announced a strategic alliance with Eni for the acquisition, development, and exploitation of so-called unconventional natural gas resources in an area near the company's properties in the Fort Worth Basin. The transaction strengthens the company's balance sheet and provides a forum for the mutual technical exchange between the two companies.

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Management's Discussion of Fund Performance (Continued)
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Investor rotation out of traditionally defensive areas put pressure on Consumer
Staples sector stocks, which were among the Index's laggards in the period. The Fund underweight, therefore, helped relative returns as the sector underperformed. The Fund remained underweight the sector but the composition of Fund holdings changed somewhat over the course of the year in order to extend the reach of the Fund into faster growing emerging economies. Colgate-Palmolive Co., for example, was purchased in May. Colgate generates 80% of revenues outside the United States and has a unique exposure to many emerging markets, especially Latin America, with dominant market share in oral care and personal care. Similarly, PepsiCo Inc. was added to the Fund and contributed positively to overall results. We like the company's diverse business mix and its significant international exposure. We believe they will likely benefit from stronger growth in emerging markets and declining advertising, freight and commodity costs at a time when volumes are re-accelerating given easy comparisons and ongoing product innovation.

Late in the period, President Obama proposed new limits on the size and activities of the nation's banks. The notion of increased regulation of profitable activities like proprietary trading for those institutions that take federally insured deposits has introduced some concerns about interrupting the healing of the Financials sector at the heart of the recent market meltdown. Improving credit conditions and healthy capital markets activity, however, helped the Financials sector shed the regulatory concerns to be the best performing area of the market.

Our new Financials analyst did a complete industry review for the Investment Committee, and we have initiated a series of changes and repositioning. CME Group Inc. was sold from the Fund after we became concerned about the potential threat of a broker funded consortium to their futures clearing monopoly. Additionally, a position initiated early in the period in title insurer Fidelity National Financial Inc. weighed heavily on aggregate results. The stock has since been sold but was originally purchased based on our belief that government efforts to lower mortgage rates would spur refinancings, and ultimately, home purchases and the loan modification programs would require re-appraisals and re-titling of residential properties. The improvement in their business was driven predominantly by government-led intervention in the mortgage markets, and a recovery in purchase mortgages has yet to materialize as the dominant driver of the title insurance business.

The Materials sector was a source of negative relative performance. Yamana Gold Inc. reported an earnings shortfall in the most recent quarter because the company had a mismatch between the production and sale of 2.2 million pounds of copper. Timing differences such as these are not unusual for a mining company. They also reported a net reduction in proven and probable gold reserves. While this is a disappointing development, it is a function of the unique drilling dynamics resulting from the financial crisis of late 2008/early 2009. Drilling efforts for reserve calculation were conducted late in calendar year 2009 and impacted the ability of auditors to certify the results. These two developments rattled investor confidence and current valuation would suggest that the market doesn't believe that the company can grow production over the next few years. We see significant production growth from a variety of sources including core properties and three new mines coming on over the next two years in South America.

Information Technology sector stocks had a negative impact on relative returns. While the majority of Information Technology stocks had a positive impact on results, a few positions restrained aggregate performance. Apple Inc. was a large weight in the Index and not owning the stock over the entire period impacted relative results. BMC Software Inc., which provides systems management and automation solutions for large enterprises, also negatively impacted performance. Despite delivering solid results and topping analyst expectations on nearly all metrics, the stock failed to keep pace with greater than 50% returns by the sector. The Fund continues to own the stock given our expectation for acceleration in bookings trends as a byproduct of their partnership with Cisco Systems Inc. for systems management in the data center server market. A mainframe renewal cycle, expected to commence in mid-2010, could lead to additional upside to earnings, and the company has begun to see revenues from the Cisco partnership. In addition, we believe BMC Software's solid balance sheet should allow the company to expand their share buyback program. Cognizant Technology Solutions Corp., Microsoft Corp., and Hewlett-Packard Co. all contributed to performance.

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Management's Discussion of Fund Performance (Continued)
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In late March, President Obama signed into law an overhaul of the U.S.
healthcare system that had been the source of political debate for many months. Market participants seemed to anticipate this resolution and to cheer the development of directional clarity. Health Care sector stocks were among the best performing in the Index in the second half of the year and the Fund overweight modestly added to results during that time frame. Underperformance earlier in the year, however, contributed to a negative impact on relative returns over the entire period. Masimo Corp., a manufacturer of non-invasive monitoring products, underperformed despite registering product revenue growth of 25%. A cautious outlook provided by management and slower than anticipated new product ramp-up is partially responsible for the underperformance. We remain compelled by the high-teens product revenue growth and materially higher growth in core earnings that we project over the next several years. Immucor Inc., a manufacturer of automated blood testing systems, received a subpoena in late April from the Department of Justice regarding its activities in the blood reagents industry. Pricing has indeed been exceptionally strong for Immucor and chief competitor Johnson & Johnson. While this inquiry created a psychological overhang on the stock, for years this industry has suffered from price declines which forced many companies in the industry out of business. In our opinion, on an inflation adjusted basis, pricing is actually not far off from where it was ten years ago. We think fundamentals remain very strong. The company has been beating numbers, has good visibility based on recent capital placements and the associated deferred revenue, and is in the midst of a new product cycle.

Consumer Discretionary stocks continued to pace the market advance as macro economic data, including retail sales and consumer confidence, suggested an improving outlook for the consumer. While the sector had some of the best performing stocks in the Fund during the period -- including Starbucks Corp. and Netflix Inc. -- an underweight of the sector led to negative relative returns. Education stocks, whose businesses tend to be counter-cyclical, lagged industry-wide as investors surmised that shorter degree programs would suffer if the economy stabilized and employment trends improved. Despite beating all performance metrics including enrollment, revenue, pricing and earnings growth, Apollo Group Inc. was sold from the Fund as headline events began to dominate the price behavior of the stocks. In another example of investor psychology overwhelming fundamentals, the Fund position in DeVry Inc. negatively impacted returns and was sold despite the fact that their business is dominated by bachelor's and more advanced degrees and as such is much less cyclical than those with shorter duration programs.

Stocks in the Industrials sector had a slightly negative impact on results. Aggressive cost cutting during the economic downturn has left the average industrial company in a position to register impressive margin gains and earnings growth with very modest revenue improvement. As industrial production is now expanding on a year-over-year basis, we think the prospect for real top-line growth makes the Industrials sector that much more interesting. Although the Fund remains slightly underweight Industrials relative to the Index, exposure to the sector increased over the course of the year. BE Aerospace Inc. continued to augment performance after Airbus caught many in the aerospace market flat footed with a modest increase to their production rates. Most industry players had positioned inventories for production cuts and a restocking initiative could materially impact 2010 earnings forecasts. We believe that we are in the early innings of a fundamental recovery in commercial aerospace and that estimates and earnings growth will be subject to upward revisions. Benefiting from the same dynamics, manufacturer of aerospace products Goodrich Corp. was added to the Fund early in the most recent quarter and boosted relative returns. While inventory destocking impacted the company's revenues in the fourth calendar quarter, recent improvement in passenger and freight traffic trends and positive news on production rates at Boeing further support our expectation for accelerating demand in the second half of 2010.

Another stock worth noting is Waddell & Reed Financial Inc. (Financials), which was a contributor to performance. Goldcorp Inc. (Materials sector) and Biogen Idec Inc. (Health Care sector) both detracted from performance.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

CURRENT STRATEGY AND OUTLOOK

We remain constructive on the outlook for U.S. equities. The relative attractiveness of our strategy has improved as the brakes have been tapped in many emerging economies and budget deficits plague many developed foreign nations. U.S. corporate financial health has been further restored as cash on corporate balance sheets hits all-time highs and tightening credit spreads have allowed for prudent refinancing activity. While the consumer is unlikely to be a major driver of this cyclical recovery, the decline in initial jobless claims may presage an eventual decline in the stubbornly high rate of unemployment. Indeed, retail sales have posted a modest recovery and consumer confidence has stabilized. Secular Bear markets are not typically followed by secular Bull markets but rather periods of consolidation. We are mindful of this fact in light of the dramatic rally over the past twelve months and intend to employ our investment process discipline, carefully looking for relative fundamental winners at reasonable valuations.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH OPPORTUNITIES FUND - CLASS A* AND THE RUSSELL 3000(R) GROWTH INDEX

--------------------------------------------------------------------
                       GROWTH OPPORTUNITIES FUND
                    AVERAGE ANNUAL TOTAL RETURNS**
             1 Year       5 Years       10 Years    Since Inception*
Class A      36.56%        1.89%         (4.87%)          6.83%
Class C*     43.84%        2.64%         (4.93%)          6.55%
Class I      45.49%          -              -            38.72%
Class Y      45.32%          -              -            38.49%
--------------------------------------------------------------------

                                  [LINE CHART]

  Growth Opportunities Fund - Class A           Russell 3000(R) Growth Index
  -----------------------------------           ----------------------------

          DATE          BALANCE                     DATE           BALANCE
          ----          --------                    ----           -------
         03/31/00         9,425                    03/31/00        10,000
         06/30/00         9,361                    06/30/00         9,697
         09/30/00         9,855                    09/30/00         9,185
         12/31/00         7,861                    12/31/00         7,231
         03/31/01         5,804                    03/31/01         5,749
         06/30/01         6,409                    06/30/01         6,274
         09/30/01         4,697                    09/30/01         5,018
         12/31/01         5,624                    12/31/01         5,812
         03/31/02         5,284                    03/31/02         5,664
         06/30/02         4,025                    06/30/02         4,618
         09/30/02         3,395                    09/30/02         3,903
         12/31/02         3,613                    12/31/02         4,183
         03/31/03         3,691                    03/31/03         4,130
         06/30/03         4,389                    06/30/03         4,747
         09/30/03         4,552                    09/30/03         4,954
         12/31/03         5,049                    12/31/03         5,478
         03/31/04         5,249                    03/31/04         5,541
         06/30/04         5,191                    06/30/04         5,640
         09/30/04         4,834                    09/30/04         5,342
         12/31/04         5,479                    12/31/04         5,858
         03/31/05         5,208                    03/31/05         5,604
         06/30/05         5,435                    06/30/05         5,747
         09/30/05         5,801                    09/30/05         5,989
         12/31/05         5,976                    12/31/05         6,161
         03/31/06         6,269                    03/31/06         6,411
         06/30/06         5,738                    06/30/06         6,141
         09/30/06         5,601                    09/30/06         6,352
         12/31/06         5,982                    12/31/06         6,743
         03/31/07         6,032                    03/31/07         6,830
         06/30/07         6,741                    06/30/07         7,298
         09/30/07         6,947                    09/30/07         7,579
         12/31/07         7,008                    12/31/07         7,512
         03/31/08         6,302                    03/31/08         6,731
         06/30/08         6,860                    06/30/08         6,833
         09/30/08         5,599                    09/30/08         6,018
         12/31/08         4,253                    12/31/08         4,625
         03/31/09         4,189                    03/31/09         4,415
         06/30/09         4,624                    06/30/09         5,157
         09/30/09         5,397                    09/30/09         5,886
         12/31/09         5,763                    12/31/09         6,336
         03/31/10         6,068                    03/31/10         6,644

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class I shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 29, 1995, the initial public offering of Class C shares commenced on August 2, 1999 and the initial public offering of Class I shares and Class Y shares commenced on February 2, 2009, respectively. The returns for Class C shares include performance of the Fund that was achieved prior to the creation of Class C shares (August 2, 1999), which is the same as the performance for Class A shares through August 2, 1999. The returns have been restated for sales charge and for fees applicable to Class C shares.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE LARGE CAP CORE EQUITY FUND

SUB-ADVISED BY TODD VEREDUS ASSET MANAGEMENT LLC

PERFORMANCE AND MARKET REVIEW

The total return of the Touchstone Large Cap Core Equity Fund was 45.78% for the twelve months ended March 31, 2010. The total return of the Russell 1000(R) Index was 51.60% for the same period.

The market surge over the past year has been tremendous, despite the negative sentiment that many investors continue to exhibit towards stocks and concerns about any number of macro issues (economic growth, employment, government spending, sovereign debt crisis, etc.). Investors sought smaller capitalization and lower quality stocks that had been lagging into the market bottom last year as they wanted more exposure to upside risk during the market recovery. The Large Cap Core Equity Fund underperformed despite its high quality, large cap bias. Some market related concerns exist, but we believe the market will continue to advance, because the economic expansion is on solid footing and corporate earnings should improve. Most concerns are longer term in nature. Stocks advanced for the year led by economically sensitive names in the Industrials, Financials and Consumer Discretionary sectors. The dollar and commodities started weak but recovered with the stock market. Earnings and revenue came in better than expected, bolstering arguments that this economic recovery has legs. Earnings estimates continued to rise through the year.

The market favored high beta companies with attractive valuations. The market has shifted between looking for earnings visibility or valuation at different points during the recovery and has settled on valuation recently. We take this as a sign the recovery is maturing and investors have fewer questions about the health of the economy. As the lower quality companies are getting more fairly valued, we believe investors will rotate back to higher quality companies sometime soon since they are not paying up for the privilege.

PORTFOLIO REVIEW

The Fund's underperformance was primarily because the market recovery started with higher beta, lower quality stocks taking the lead. As the economic recovery has been maturing, the market has gone through periods where investors are comfortable the recovery will continue, like this most recent quarter. In those periods, valuation will be an important determinant of which sectors and stocks perform best. There have also been periods like the fourth quarter of 2009, when companies with the most visibility in fundamentals will take the lead. As recovery continues, we expect valuation measures to help performance.

The best performing sectors for the Index on an absolute basis during the year were the Industrials, Consumer Discretionary and Financials. The Fund's best performing sectors on an absolute basis included Financials, Industrials and Information Technology. The Fund had higher than market weights in the Industrials and Consumer Discretionary sectors. We continue to believe the economic recovery should drive good fundamentals for those groups, and the stocks are reflecting that. The Fund is below the market weight in the Financials sector. We have been concerned that more problem loans would surface, and did not expect the rebound the stocks have experienced.

The worst performing sectors for the Index on an absolute basis have been Telecommunication Services, Utilities, and Energy. The Fund is currently underweight versus the Index in all of these groups. The Fund's worst performing sectors on an absolute basis included Telecommunication Services, Energy, and Materials. The Telecommunication Services and Utilities sector stocks are good spots to be when investors are concerned about the economy. Investors tend to sell them as economic recoveries mature. We believe that is the case currently, and intend to be light on these groups. We recently underweighted the Energy sector whose stocks do not seem to be following oil and gas prices higher, which is puzzling.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

A significant point to note about the Fund is that it continues to have a heavier exposure to Information Technology stocks than the benchmark. We think the current upgrade cycle from the introduction of Windows 7 should drive a major upgrade cycle for PC users and businesses. Historically, as companies invest in capital spending, they spend on technology and tools. The Fund is overweight the industries that serve those needs.

Many of the Fund's best performing stocks came from a mixture of recovery from depressed lows in the Financials sector, to stronger product flow or better earnings visibility. We continue to like economically sensitive names and intend to maintain our overweighting in those sectors. Contributors to performance included American Express Co. and AFLAC Inc. (Financials sector), United Technologies Corp. (Industrials sector), Microsoft Corp. (Information Technology sector), Phillip Morris International Inc. (Consumer Staples sector), McKesson Corp. (Health Care sector), and ENSCO PLC (Energy sector).

Detractors from performance were generally a result of company specific disappointments. The laggards were Cardinal Health Inc. (Health Care sector), Western Digital Corp. (Information Technology sector), Home Depot Inc. (Consumer Discretionary sector), State Street Corp. (Financials sector), and Chesapeake Energy Corp. (Energy sector).

CURRENT STRATEGY AND OUTLOOK

The market continues to climb a wall of worry. We think that will continue, though we would not rule out occasional pullbacks later on this year as investors worry about elections, taxes and international debt problems. As long as the economy is not flirting with moving back into recession and companies report good earnings, we think the market will continue to have a solid floor underneath it. Any weakness should be used to position the Fund into names that benefit from economic growth. We will start to think about reducing that stake after the Fed begins tightening, a development we do not expect until late this year.

Economic recoveries usually last years. We continue to think this recovery has several more years to go. Stock market gains have been impressive, but are still at the low end of historical comparisons with other recoveries. We believe the market recovery is maturing and will come to favor our high quality style with an intrinsic value bias.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP CORE EQUITY FUND - CLASS A* AND THE RUSSELL 1000(R) INDEX

----------------------------------------------------
            LARGE CAP CORE EQUITY FUND
          AVERAGE ANNUAL TOTAL RETURNS**
             1 Year      5 Years    Since Inception*
Class A      37.32%       0.39%         (0.10%)
Class C      44.71%       0.85%         (0.18%)
----------------------------------------------------

                                  [LINE CHART]

  Large Cap Core Equity Fund - Class A             Russell 1000(R) Index
  ------------------------------------             ---------------------

          DATE          BALANCE                     DATE           BALANCE
          ----          --------                    ----           -------
         05/16/00         9,425                    05/16/00        10,000
         05/31/00         9,341                    05/31/00         9,793
         06/30/00         9,273                    06/30/00        10,043
         07/31/00         9,171                    07/31/00         9,876
         08/31/00         9,571                    08/31/00        10,607
         09/30/00         9,318                    09/30/00        10,115
         10/31/00         9,588                    10/31/00         9,993
         11/30/00         9,188                    11/30/00         9,080
         12/31/00         9,263                    12/31/00         9,190
         01/31/01         9,263                    01/31/01         9,492
         02/28/01         8,936                    02/28/01         8,607
         03/31/01         8,313                    03/31/01         8,035
        6/30/2001         8,475                   6/30/2001         8,542
        9/30/2001         7,414                   9/30/2001         7,241
       12/31/2001         8,434                  12/31/2001         8,046
        3/31/2002         8,634                   3/31/2002         8,105
        6/30/2002         7,522                   6/30/2002         7,014
        9/30/2002         6,003                   9/30/2002         5,828
       12/31/2002         6,607                  12/31/2002         6,304
        3/31/2003         6,373                   3/31/2003         6,118
        6/30/2003         7,571                   6/30/2003         7,081
        9/30/2003         7,707                   9/30/2003         7,294
       12/31/2003         8,646                  12/31/2003         8,188
        3/31/2004         8,693                   3/31/2004         8,344
        6/30/2004         8,904                   6/30/2004         8,460
        9/30/2004         8,493                   9/30/2004         8,307
       12/31/2004         9,368                  12/31/2004         9,121
        3/31/2005         9,155                   3/31/2005         8,947
        6/30/2005         9,175                   6/30/2005         9,131
        9/30/2005         9,435                   9/30/2005         9,491
       12/31/2005         9,675                  12/31/2005         9,692
        3/31/2006        10,138                   3/31/2006        10,128
        6/30/2006        10,004                   6/30/2006         9,959
        9/30/2006        10,616                   9/30/2006        10,463
       12/31/2006        11,331                  12/31/2006        11,191
        3/31/2007        11,135                   3/31/2007        11,326
        6/30/2007        11,841                   6/30/2007        11,994
        9/30/2007        12,173                   9/30/2007        12,232
       12/31/2007        11,850                  12/31/2007        11,837
        3/31/2008        10,573                   3/31/2008        10,715
        6/30/2008        10,492                   6/30/2008        10,512
        9/30/2008         9,890                   9/30/2008         9,529
       12/31/2008         7,611                  12/31/2008         7,387
        3/31/2009         6,796                   3/31/2009         6,615
        6/30/2009         7,883                   6/30/2009         7,707
        9/30/2009         8,913                   9/30/2009         8,945
       12/31/2009         9,428                  12/31/2009         9,488
        3/31/2010         9,908                   3/31/2010        10,029

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 1, 2000 and the initial public offering of Class C shares commenced on May 16, 2000.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a sharesholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE LARGE CAP GROWTH FUND

SUB-ADVISED BY NAVELLIER & ASSOCIATES, INC.

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Large Cap Growth Fund was 41.15% for the year ended March 31, 2010. The total return of the Russell 1000(R) Growth Index was 49.75% for the same period.

Although the Fund trailed its benchmark, the Russell 1000(R) Growth Index over the same period, it can be argued that the reason has much to do with a qualitative anomaly in the current market cycle. Investors shunned high quality, large capitalization stocks with financial strength and sought smaller capitalization and lower quality stocks with high betas, which resulted in a significant performance advantage over higher quality stocks for much of the reporting period. Therefore, since a hallmark of the Fund stock selection methodology is a consistent focus on identifying and buying stocks with exceptionally strong underlying fundamentals, the low quality market irregularity hindered relative Fund performance.

PORTFOLIO REVIEW

A major development with respect to the Fund during the year was the expansion of the large capitalization universe size available to the Fund. This expansion changed the minimum capitalization size from $10 billion to $5 billion. After careful consideration and understanding that the median market capitalization for the Russell 1000(R) Growth Index was just under $5 billion at the end of the quarter, this decision and subsequent move expanded the number of companies available for inclusion in the Fund. Consequently, it also improved the opportunity set of those stocks that may hold the potential for excess market gains.

Contributing to relative performance for the year were the Materials and Health Care sectors. Detractors to performance were the Consumer Discretionary, Financials and Industrials sectors. In addition, the Telecommunication Services sector did not perform as expected.

Stocks that contributed to performance for the same period were Baidu Inc. and Infosys Technologies Ltd. (Information Technology), Express Scripts Inc. (Health
Care), Amazon.com Inc. (Consumer Discretionary), and Companhia Siderurgica Nacional (Materials). Detractors to performance were CF Industries Holdings Inc. (Materials), Gilead Sciences Inc. (Health Care), Western Digital Corp. (Information Technology), Northern Trust Corp. (Financials), and Apollo Group Inc. (Consumer Discretionary).

CURRENT STRATEGY AND OUTLOOK

We believe that the Fund should benefit as more positive economic news is revealed. For example, the Commerce Department announced that factory orders increased by 0.6 percent in February 2010, which represents the tenth increase in the past eleven months. The previously released January 2010, factory order numbers were revised upward to 2.5 percent from the prior announcement of a 1.7 percent increase. Factory orders are considered by many analysts to be a good barometer of business spending.

Looking more broadly, despite many economic anxieties, there is a legitimate economic recovery underway. As evidence of just how strong the underlying earnings environment is for stocks, it is anticipated that operating earnings for the S&P 500 are expected to post double-digit growth comparisons for the second, third, and fourth quarters of 2010, respectively. However, while the growth comparisons will be impressive, it is also anticipated that the rate of growth could decelerate toward the end of the year. In such an earnings environment, the stock market will likely become increasingly selective as fewer stocks will join the performance leadership in the overall stock market. The combination of an expanded universe of available stocks, impressively strong underlying fundamentals of stocks within the Fund, and an improving macroeconomic landscape is setting the stage for the Fund to deliver potentially strong returns going forward.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP GROWTH FUND - CLASS A* AND THE RUSSELL 1000(R) GROWTH INDEX

--------------------------------------------------------------
                       LARGE CAP GROWTH FUND
                  AVERAGE ANNUAL TOTAL RETURNS**

             1 Year     5 Years    10 Years   Since Inception*
Class A      33.02%     (0.23%)     (3.63%)        5.66%
Class B      36.15%      0.14%         -           4.00%
Class C*     40.14%      0.35%      (3.71%)        5.45%
Class Y*     41.53%      1.19%      (2.94%)        6.28%
--------------------------------------------------------------

                                  [LINE CHART]

    Large Cap Growth Fund - Class A             Russell 1000(R) Growth Index
    -------------------------------             ----------------------------

          DATE          BALANCE                     DATE           BALANCE
          ----          --------                    ----           -------
         03/31/00         9,425                    03/31/00        10,000
         06/30/00         9,001                    06/30/00         9,730
         09/30/00         9,872                    09/30/00         9,207
         12/31/00         7,216                    12/31/00         7,242
         03/31/01         5,197                    03/31/01         5,728
         06/30/01         5,473                    06/30/01         6,210
         09/30/01         4,643                    09/30/01         5,005
         12/31/01         5,523                    12/31/01         5,763
         03/31/02         5,337                    03/31/02         5,614
         06/30/02         4,885                    06/30/02         4,565
         09/30/02         4,221                    09/30/02         3,878
         12/31/02         4,048                    12/31/02         4,156
         03/31/03         4,144                    03/31/03         4,111
         06/30/03         4,702                    06/30/03         4,700
         09/30/03         4,908                    09/30/03         4,884
         12/31/03         5,489                    12/31/03         5,392
         03/31/04         5,748                    03/31/04         5,435
         06/30/04         5,987                    06/30/04         5,540
         09/30/04         5,775                    09/30/04         5,250
         12/31/04         6,429                    12/31/04         5,732
         03/31/05         6,588                    03/31/05         5,497
         06/30/05         6,628                    06/30/05         5,633
         09/30/05         7,083                    09/30/05         5,858
         12/31/05         7,482                    12/31/05         6,033
         03/31/06         7,724                    03/31/06         6,219
         06/30/06         7,140                    06/30/06         5,977
         09/30/06         6,897                    09/30/06         6,212
         12/31/06         7,190                    12/31/06         6,581
         03/31/07         7,326                    03/31/07         6,659
         06/30/07         7,940                    06/30/07         7,116
         09/30/07         8,930                    09/30/07         7,416
         12/31/07         9,089                    12/31/07         7,358
         03/31/08         8,119                    03/31/08         6,609
         06/30/08         8,557                    06/30/08         6,692
         09/30/08         6,970                    09/30/08         5,867
         12/31/08         5,304                    12/31/08         4,530
         03/31/09         4,895                    03/31/09         4,343
         06/30/09         5,480                    06/30/09         5,052
         09/30/09         6,300                    09/30/09         5,758
         12/31/09         6,676                    12/31/09         6,215
         03/31/10         6,910                    03/31/10         6,504

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B, Class C and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on December 19, 1997 and the initial public offering of Class B and Class C shares commenced on October 4, 2003. The initial public offering of Class Y commenced on November 10, 2004. The returns for Class C and Class Y shares include performance of the Fund that was achieved prior to the creation of Class C and Class Y shares (October 4, 2003 and November 10, 2004, respectively), which is the same performance for Class A shares through October 4, 2003 and November 10, 2004, respectively. The returns have been restated for sales charges and for fees applicable to Class C and Class Y shares.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a sharesholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE MID CAP GROWTH FUND
SUB-ADVISED BY TCW INVESTMENT MANAGEMENT COMPANY LLC
               WESTFIELD CAPITAL MANAGEMENT LP

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Mid Cap Growth Fund was 55.83% for the twelve month period ended March 31, 2010. The total return of the Russell Midcap(R) Growth Index was 63.00% for the same period.

The fear that gripped financial markets for much of 2008 and early 2009 dissipated early in the period as investors became more comfortable holding riskier assets. The market advance that started from a deeply oversold condition in the first quarter of 2009 seemed to be propelled by evidence that economic conditions had become "less bad." At first, the market advance was characterized as being of "low quality" as money losing companies and micro-cap stocks dramatically outperformed. This was followed by further improvement in financial market mechanics with a return to more normal IPO activity, a dramatic pickup in announced Mergers & Acquisition volume, and a continued narrowing of corporate debt spreads. Despite an unemployment rate that remained stubbornly high, trends in initial jobless claims and temporary employment suggested that the employment picture was improving. Similarly, a pickup in retail sales and online transactions during the holiday season confirmed an improvement in consumer confidence. Persistent worldwide monetary easing prompted some hand-wringing about inflationary pressures undermining financial asset pricing. However, slack in both labor markets and industrial capacity has kept the detrimental impact of inflation at bay. Late in the period, Chinese authorities took the first steps to reverse economic stimulus programs by tightening lending standards and called into question the sustainability of the perceived engine of global economic growth. The European Union struggled with yawning budget deficits and investors worried that the debt crisis in Greece would spill over into Portugal and Spain. In the U.S., proposals for the regulation of financial markets and the signing of a landmark Healthcare Bill introduced fears of excessive government control of virtually everything. In the end, domestic equities were bid up as concerns about these events gave way to enthusiasm for the better-than-expected quarterly corporate profit growth and the improving functionality of financial markets.

TCW INVESTMENT MANAGEMENT COMPANY LLC

PORTFOLIO REVIEW

Our portion of the Mid Cap Growth Fund rallied significantly during the past year, but did not outperform the benchmark. The hallmark of our investing style is to purchase high quality companies undergoing some period of near-term earnings trauma. This process has performed well over market cycles and worked particularly well on a relative basis when the market soured in early 2009. While a number of the portfolio's early cyclical stocks rose significantly off the March 2009 lows, the portfolio's tilt towards higher quality companies prevented the portfolio's full participation in the rally.

The Industrials and Materials sectors were the largest contributors to relative performance while the Financials and Utilities sectors were the largest detractors. The upward performance of low-quality stocks (i.e. companies with large amounts of debt) clearly detracted from relative performance over the past twelve months. The strong move in REITs also hampered relative performance, as the portfolio was not exposed to this industry within the Financials sector which more than doubled off of the March 2009 lows. We remain concerned by REIT valuations that are at multi-year highs despite the potential for falling rent rolls and higher interest costs. While a number of stocks propelled the portfolio higher in 2009, this solid performance was masked by outsized returns in low quality Financials sector stocks.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

Stocks that contributed to performance included Joy Global Inc. (Industrials sector), a leading manufacturer of mining equipment, which moved higher due to the swift rebound in the Chinese economy and commodity prices. Stocks tied to the aerospace cycle, such as Cytec Industries Inc. (Materials sector), Hexcel Corp. and Rockwell Collins Inc. (both from the Industrials sector), rebounded as investors gained confidence in the upcoming delivery cycle of Boeings's new 787 airplane. Industrials sector stock Wabco Holdings Inc., a manufacturer of truck parts, as well as Consumer Discretionary sector retail stocks Macy's Inc. and Abercrombie & Fitch Co. also bounced solidly. Information Technology stocks such as Agilent Technologies Inc. and QLogic Corp. also contributed to performance.

Stocks that detracted from performance were Burger King Holdings Inc. (Consumer Discretionary sector), which is in the process of fixing its marketing message and introducing new products. This turnaround has taken a little longer than expected, but seems to be gaining traction. People's United Financial Inc. (Financials sector) is a solid, overcapitalized, New England bank that provided good ballast to the portfolio during the market downturn, but lagged the recovery. Other detractors from performance included Synovus Financial Corp., Comerica Inc., and SunTrust Banks Inc., all from the Financials sector.

CURRENT STRATEGY AND OUTLOOK

During the past two years, correct macroeconomic calls mostly trumped individual stock-picking as stocks traded one-way in both 2008 (mostly down) and in 2009 (mostly up). However, we believe the stock market is shifting towards one that should benefit stock-picking as the economy swings from its early cyclical recovery stage to a more mature growth phase. In the near-term, markets will probably benefit from solid corporate profitability and improving employment statistics. The large amounts of cash still on the sidelines despite the market's strong move off the March 2009 lows suggest that a fair amount of healthy skepticism in the stock market's viability lingers.

Our greatest long-term worry centers on budget deficits both in the U.S. and abroad and governmental actions to fix the ever widening holes between revenues and spending. We are also wary of impending tax hikes and the specter of higher interest rates. Also, although economic factors generally point to economic expansion, the recovery absent governmental stimulus and Chinese demand is still anemic.

The movement in the stock market over the past year has unfolded classically. Once the market stopped going down, early cycle, low-quality stocks outperformed. Indeed fifth quintile quality stocks (i.e. the junkiest) were the only sector to outperform the S&P 500 in 2009. This contrasts with historical returns in which low-quality stocks significantly underperformed. As the market begins to refocus on earnings quality, cash flow, balance sheet strength, and the macro questions that linger, we believe the prospects and valuations of individual stocks will merit greater attention. As fundamentally-driven stock pickers, we believe the portfolio is well positioned to benefit from these trends.

WESTFIELD CAPITAL MANAGEMENT LP

PORTFOLIO REVIEW

In our portion of the Fund, solid results within the Telecommunications Services, Energy, and Industrials sectors were offset by relative weakness within the Materials, Consumer Discretionary and Financials sectors.

As might be expected in the midst of a cyclical economic recovery, the stable growth associated with the Telecommunication Services sector was of little interest to investors during the period. Stock selection, however, helped to contribute to relative results. NII Holdings Inc. rallied sharply on the news that Mexican media conglomerate Televisa had taken a 30% stake in the company's Nextel Mexico subsidiary. We still regard the crown jewel of this Latin American wireless service provider to be Nextel Brasil, and as such, see further upside from these levels.

In the Information Technology sector, Cognizant Technology Solutions Corp. was a contributor to performance and Verigy Ltd. was a detractor from performance. In the Health Care sector, Mettler-Toledo International Inc. and Shire PLC were both contributors to performance.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

We have long maintained that the real issue in energy markets is the limited development of large reserves and declining worldwide production growth of crude oil. We believe that limited excess OPEC capacity creates upside risk to commodity prices. This view was rewarded in the period and stocks within the Energy sector added to relative returns. Weatherford International Inc., an oil services company, is a prime beneficiary of the need to further identify and develop crude reserves and was among the best performing energy positions in the portfolio. The position size was managed with multiple trims as the stock doubled off of the recession lows. We remain optimistic about the company's prospects and applaud the acquisition of a Russian oil services company that is accretive to earnings and gives Weatherford an instant presence and infrastructure in this important growth market. We continued to be optimistic about the prospects for coal stocks. Dozens of new mine permits have been pulled by the EPA, and supply growth will be constrained as a consequence. Adding to returns was Massey Energy Co. who announced that for the first time they would ship coal to China. The company has significant exposure to metallurgical coal and should benefit from greater recognition of supply constraints, demand growth from China, and a cyclical demand recovery in Europe and North America. Consol Energy Inc. also added to returns. The company's coal assets are among the best in North America as they produce high-BTU coal close to their end markets. The stock came under pressure late in the period after the company announced the acquisition of natural gas assets from Dominion Resources that tripled their acreage in the Marcellus shale. While many investors questioned such an acquisition at a time of weakness in natural gas markets, the market reaction to the news provided an opportunity to add to the position as they are buying good long-term assets at attractive prices, in our opinion.

Industrials sector stocks added to relative performance. Aggressive cost cutting during the economic downturn has left the average industrial company in a position to register impressive margin gains and earnings growth with very modest revenue improvement, in our opinion. Early in the period, we attempted to identify management teams within the sector that had reduced costs in order to be profitable at operating rates that were well below effective capacity. Railroad operator CSX Corp. was one such company and reported better than anticipated results on great cost controls, operating improvements and strong pricing. The stock was sold after trading through our internal price objective. Similarly, Cummins Inc., a manufacturer of engines and power generation systems, modestly beat estimates with great cost controls. Their conservative management team had no plans for U.S. or European recovery until late 2010. Business in overseas markets like India and Brazil has indeed improved and, over the course of the period, the stock began to reflect a lot of optimism for a return to peak earnings. As industrial production is now expanding on a year-over-year basis, the prospect for real top-line growth makes the Industrials sector that much more interesting. Corrections Corporation of America also outperformed and added to results. The company is a leader in the private prison industry and gave our portion of the portfolio exposure to an annual supply deficit for prison beds. Mid-year concerns about state budget deficits pressuring inmate per diem rates tested our conviction in the stock. We maintained our commitment to the position at that time given the company's track record of managing profits per inmate in prior budget cycles. Corrections Corp. then reported third quarter results that reflected modest revenue and earnings growth and expanding margins. The stock has since been sold.

Stocks in the Materials sector had the most negative impact on the portfolio's relative performance. Lack of exposure to highly cyclical sectors like diversified metals & mining, aluminum, commodity chemicals and steel had a negative impact on results. Stock selection also played a part in the performance shortfall. Yamana Gold Inc. reported an earnings shortfall in early March 2010 because the company had a mismatch between production and sale of 2.2 million pounds of copper. Timing differences such as these are not unusual for a mining company. They also reported a net reduction in proven and probable gold reserves. While this is a disappointing development, it is a function of the unique drilling dynamics resulting from the financial crisis of late 2008/early 2009. Drilling efforts for reserve calculation were conducted late in calendar year 2009 and impacted the ability of auditors to certify the reserve calculations. These two developments rattled investor confidence, and current valuation would suggest that the market does not believe that the company can grow production over the next few years. We see significant production growth from a variety of sources including core properties and three new mines coming on over the next two years in South America. As the economic recovery matures, we expect that the more orderly earnings growth found in areas like metal & glass containers and specialty chemicals will attract investor interest. Owens-Illinois Inc., a manufacturer of glass containers, was purchased in the third calendar quarter. It is our view that inventory destocking is largely complete in the U.S. and we continue to like their exposure to international consumer growth where per capita consumption of basic consumer staples like bottled beverages is in early innings. Also, the company is in the midst of rationalizing plants, which entails consolidating volumes in more state of the art, energy efficient plants which should ultimately lead to higher margins and returns.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

Consumer Discretionary sector stocks had an impact on relative results. Despite ongoing concerns about the health of the U.S. consumer, the Consumer Discretionary sector was among the best performing sectors in the Index. We have been cautious on the prospects for the U.S. consumer believing that higher rates of personal savings and unemployment combined with the wealth destruction in the housing and financial markets would limit consumer participation in the economic recovery. This caution had a negative impact on the portfolio's results. Consumer Discretionary stocks paced the market advance as certain macro economic data, like retail sales and consumer confidence, suggested our concerns were misplaced. Some of the best performing stocks in the portfolio were within the sector including big moves in Discovery Communications Inc., Urban Outfitters Inc., Starbucks Corp., and TJX Cos. The portfolio simply had too much exposure to more defensive business at a time of increased investor appetite for consumer cyclicals. Education stocks, for example, whose businesses tend to be counter cyclical, declined industry-wide as investors surmised that shorter degree programs would suffer if the economy stabilized and employment trends improved. In an example of investor psychology overwhelming fundamentals, the portfolio position in DeVry Inc. negatively impacted returns despite the fact that their business is dominated by bachelor's and more advanced degrees and as such is much less cyclical than those with shorter duration programs. Similarly, the relatively predictable growth at Advance Auto Parts Inc. became less compelling to investors given the prospects for economic recovery. Other detractors from this sector included Apollo Group Inc. and GameStop Corp.

Late in the period, President Obama proposed new limits on the size and activities of the nation's banks. The notion of increased regulation of profitable activities like proprietary trading for those institutions that take federally insured deposits has introduced some concerns about interrupting the healing of the Financials sector at the heart of the recent market meltdown. Improving credit conditions and healthy capital markets activity, however, helped the sector shed the regulatory concerns to be a top performing area of the market. Stock selection issues negatively impacted portfolio relative returns.

Our new Financials analyst did a complete industry review for the Investment Committee, and we have initiated a series of changes and portfolio repositioning. A position initiated early in the period in title insurer Fidelity National Financial Inc. weighed heavily on aggregate results. The stock has since been sold but was originally purchased based on our belief that government efforts to lower mortgage rates would spur refinancings and ultimately, home purchases and the loan modification programs would require re-appraisals and re-titling of residential properties. The improvement in their business was driven predominantly by government-led intervention in the mortgage markets, and a recovery in purchase mortgages has yet to materialize as the dominant driver of the title insurance business. In late September, a portfolio position was initiated in Lazard Ltd., an international financial advisory firm best known for their work in mergers and acquisitions. Shortly after the purchase, CEO Bruce Wasserstein unexpectedly passed away. In a business that depends on the so-called rainmakers, investors worried not only about a leadership void, but also about the company's ability to complete deals. That stock has also been sold.

Other stocks worth noting were in the Information Technology sector; Cognizant Technology Solutions Corp. was a contributor to performance and Verigy Ltd. was a detractor from performance. In the Health Care sector, Mettler-Toledo International Inc. and Shire PLC were both contributors to performance. In the Industrials sector, MSC Industrial Direct Co. was a contributor to performance.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

CURRENT STRATEGY AND OUTLOOK

We remain constructive on the outlook for U.S. equities. The relative attractiveness of our market has improved as the brakes have been tapped in many emerging economies and budget deficits plague many developed foreign nations. U.S. corporate financial health has been further restored as cash on corporate balance sheets hits all-time highs and tightening credit spreads have allowed for prudent refinancing activity. While the consumer is unlikely to be a major driver of this cyclical recovery, the decline in initial jobless claims may presage an eventual decline in the stubbornly high rate of unemployment. Indeed, retail sales have posted a modest recovery and consumer confidence has stabilized. Secular Bear markets are not typically followed by secular Bull markets but rather periods of consolidation. We are mindful of this fact in light of the dramatic rally over the past 12 months and intend to employ our investment process discipline, carefully looking for relative fundamental winners at reasonable valuations.

    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID CAP
         GROWTH FUND - CLASS A* AND THE RUSSELL MID CAP(R) GROWTH INDEX

--------------------------------------------------------------
                   MID CAP GROWTH FUND
             AVERAGE ANNUAL TOTAL RETURNS**

           1 Year     5 Years     10 Years    Since Inception*
Class A    46.87%      3.69%       5.09%           11.41%
Class B    50.64%      3.99%         -              5.19%
Class C    54.69%      4.15%       4.94%           10.97%
Class Y    56.40%        -           -             44.92%
--------------------------------------------------------------

                                  [LINE CHART]

     Mid Cap Growth Fund - Class A            Russell Mid Cap(R) Growth Index
     -----------------------------            -------------------------------

          DATE          BALANCE                     DATE           BALANCE
          ----          --------                    ----           -------
         03/31/00         9,425                    03/31/00        10,000
         06/30/00         9,642                    06/30/00         9,259
         09/30/00        10,311                    09/30/00         9,492
         12/31/00        10,064                    12/31/00         7,285
         03/31/01         8,958                    03/31/01         5,458
         06/30/01        10,305                    06/30/01         6,341
         09/30/01         8,762                    09/30/01         4,578
         12/31/01        10,774                    12/31/01         5,817
         03/31/02        10,994                    03/31/02         5,714
         06/30/02         9,642                    06/30/02         4,671
         09/30/02         7,614                    09/30/02         3,868
         12/31/02         8,240                    12/31/02         4,223
         03/31/03         7,927                    03/31/03         4,222
         06/30/03         9,536                    06/30/03         5,014
         09/30/03        10,443                    09/30/03         5,373
         12/31/03        11,813                    12/31/03         6,026
         03/31/04        12,401                    03/31/04         6,317
         06/30/04        12,566                    06/30/04         6,384
         09/30/04        11,596                    09/30/04         6,107
         12/31/04        13,062                    12/31/04         6,959
         03/31/05        12,912                    03/31/05         6,843
         06/30/05        13,154                    06/30/05         7,077
         09/30/05        14,010                    09/30/05         7,541
         12/31/05        14,467                    12/31/05         7,800
         03/31/06        15,780                    03/31/06         8,394
         06/30/06        15,327                    06/30/06         8,000
         09/30/06        15,577                    09/30/06         8,071
         12/31/06        16,529                    12/31/06         8,632
         03/31/07        17,175                    03/31/07         8,974
         06/30/07        18,638                    06/30/07         9,579
         09/30/07        18,689                    09/30/07         9,785
         12/31/07        18,526                    12/31/07         9,619
         03/31/08        16,913                    03/31/08         8,565
         06/30/08        18,200                    06/30/08         8,964
         09/30/08        15,275                    09/30/08         7,373
         12/31/08        11,226                    12/31/08         5,355
         03/31/09        10,542                    03/31/09         5,176
         06/30/09        12,405                    06/30/09         6,245
         09/30/09        14,798                    09/30/09         7,343
         12/31/09        15,457                    12/31/09         7,834
         03/31/10        16,426                    03/31/10         8,435

                       PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B shares, Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 3, 1994, the initial public offering of Class B shares, Class C shares and Class Y shares commenced on May 1, 2001, January 1, 1999 and February 2, 2009, respectively. The Class C performance information is calculated using the historical performance of the Fund's predecessor, which was another mutual fund that began operations on October 3, 1994.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a sharesholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)
March 31, 2010
--------------------------------------------------------------------------------

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

----------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND
----------------------------------------------------------------------
SECTOR ALLOCATION                                    (% OF NET ASSETS)
Information Technology                                            27.0
Health Care                                                       25.0
Consumer Discretionary                                            19.7
Industrials                                                       11.8
Financials                                                         6.1
Energy                                                             4.5
Materials                                                          1.8
Telecommunication Services                                         1.0
Consumer Staples                                                   0.8
Investment Funds                                                  26.3
Other Assets/Liabilities (Net)                                   (24.0)
                                                                 -----
TOTAL                                                            100.0
                                                                 -----
----------------------------------------------------------------------

----------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND
----------------------------------------------------------------------
SECTOR ALLOCATION                                    (% OF NET ASSETS)
Information Technology                                            35.4
Health Care                                                       17.3
Consumer Staples                                                  10.6
Materials                                                         10.2
Industrials                                                        9.1
Energy                                                             8.0
Consumer Discretionary                                             6.0
Financials                                                         2.7
Investment Funds                                                  11.0
Other Assets/Liabilities (Net)                                   (10.3)
                                                                 -----
TOTAL                                                            100.0
                                                                 -----
----------------------------------------------------------------------

----------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
----------------------------------------------------------------------
SECTOR ALLOCATION                                    (% OF NET ASSETS)
Information Technology                                            22.5
Consumer Discretionary                                            13.4
Financials                                                        13.2
Industrials                                                       11.8
Health Care                                                       11.2
Consumer Staples                                                   8.8
Energy                                                             8.7
Materials                                                          3.9
Utilities                                                          2.5
Telecommunication Services                                         1.9
Investment Funds                                                  10.1
Other Assets/Liabilities (Net)                                    (8.0)
                                                                 -----
TOTAL                                                            100.0
                                                                 -----
----------------------------------------------------------------------

----------------------------------------------------------------------
LARGE CAP GROWTH FUND
----------------------------------------------------------------------
SECTOR ALLOCATION                                    (% OF NET ASSETS)
Information Technology                                            36.8
Materials                                                         17.2
Health Care                                                       16.1
Consumer Discretionary                                            11.1
Energy                                                            11.1
Consumer Staples                                                   4.1
Industrials                                                        2.7
Investment Funds                                                  19.3
Other Assets/Liabilities (Net)                                   (18.4)
                                                                 -----
TOTAL                                                            100.0
                                                                 -----
----------------------------------------------------------------------

----------------------------------------------------------------------
MID CAP GROWTH FUND
----------------------------------------------------------------------
SECTOR ALLOCATION                                    (% OF NET ASSETS)
Information Technology                                            17.9
Industrials                                                       15.6
Consumer Discretionary                                            14.2
Health Care                                                       14.2
Financials                                                        12.9
Energy                                                             9.8
Materials                                                          6.6
Consumer Staples                                                   4.1
Utilities                                                          2.4
Telecommunication Services                                         1.1
Investment Funds                                                  17.9
Other Assets/Liabilities (Net)                                   (16.7)
                                                                 -----
TOTAL                                                            100.0
                                                                 -----
----------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
March 31, 2010
--------------------------------------------------------------------------------

                                                                      DIVERSIFIED                       LARGE
                                                                       SMALL CAP        GROWTH         CAP CORE         LARGE CAP
                                                                        GROWTH       OPPORTUNITIES      EQUITY           GROWTH
                                                                         FUND            FUND            FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At cost                                                            $  38,871,841   $  65,383,456   $  52,268,780   $  802,034,479
====================================================================================================================================
  Affiliated securities, at market value                             $     552,905   $   3,037,764   $   1,091,219   $   10,189,005
  Non-affiliated securities, at market value                            44,262,440      67,865,569      56,573,202      989,710,982
------------------------------------------------------------------------------------------------------------------------------------
  At market value - including $8,687,410, $3,894,998, $4,173,716, and $148,743,899 of securities loaned for the Diversified Small
    Cap Growth Fund, Growth Opportunities Fund, Large Cap Core
    Equity Fund, and Large Cap Growth Fund, respectively.            $  44,815,345   $  70,903,333   $  57,664,421   $  999,899,987
Dividends and interest receivable                                            6,201          33,535         107,733          329,188
Receivable for capital shares sold                                         270,462           6,696          14,870          407,989
Receivable for securities sold                                             483,520              --              --               --
Receivable for securities lending income                                     3,563             233             564            2,705
Other assets                                                                26,904          53,146          20,181          139,541
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                            45,605,995      70,996,943      57,807,769    1,000,779,410
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable upon return of securities loaned                                 8,965,999       4,012,405       4,280,809      152,673,001
Payable for capital shares redeemed                                         17,162          68,154          25,280        2,261,970
Payable for securities purchased                                           376,600       2,465,912              --               --
Payable to Advisor                                                          38,283          43,255          28,948          577,086
Payable to other affiliates                                                  8,035          10,326           9,239          155,536
Payable to Trustees                                                          4,206           4,206           4,206            4,206
Other accrued expenses and liabilities                                      55,905          94,934          58,104          720,149
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        9,466,190       6,699,192       4,406,586      156,391,948
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                           $  36,139,805   $  64,297,751   $  53,401,183   $  844,387,462
====================================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                      $  53,353,523   $ 103,951,732   $  60,594,975   $  987,180,069
Accumulated net investment income (loss)                                         1              --         522,174               (1)
Accumulated net realized losses from security transactions             (23,157,223)    (45,173,858)    (13,111,607)    (340,658,114)
Net unrealized appreciation on investments                               5,943,504       5,519,877       5,395,641      197,865,508
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                           $  36,139,805   $  64,297,751   $  53,401,183   $  844,387,462
------------------------------------------------------------------------------------------------------------------------------------

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                            $  12,707,594   $  32,181,821   $  51,377,381   $  334,464,974
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                    1,398,646       1,541,640       5,905,555       16,126,059
====================================================================================================================================
Net asset value and redemption price per share                       $        9.09   $       20.88   $        8.70   $        20.74
====================================================================================================================================
Maximum offering price per share                                     $        9.64   $       22.15   $        9.23   $        22.01
====================================================================================================================================

PRICING OF CLASS B SHARES
Net assets attributable to Class B shares                            $          --   $          --   $          --   $   14,896,605
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                           --              --              --          747,573
====================================================================================================================================
Net asset value, offering price and redemption price per share*      $          --   $          --   $          --   $        19.93
====================================================================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities  (Continued)
--------------------------------------------------------------------------------

                                                                      DIVERSIFIED                       LARGE
                                                                       SMALL CAP        GROWTH         CAP CORE         LARGE CAP
                                                                        GROWTH       OPPORTUNITIES      EQUITY           GROWTH
                                                                         FUND            FUND            FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                            $   2,576,318   $   8,085,481   $   2,023,802   $  142,178,987
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                      289,017         414,940         234,986        7,120,536
====================================================================================================================================
Net asset value, offering price and redemption price per share*      $        8.91   $       19.49   $        8.61   $        19.97
====================================================================================================================================

PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares                            $  20,855,893   $   2,223,299   $          --   $  352,846,896
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                    2,277,339         106,166              --       16,892,638
====================================================================================================================================
Net asset value, offering price and redemption price per share       $        9.16   $       20.94   $          --   $        20.89
====================================================================================================================================

PRICING OF INSTITUTIONAL CLASS SHARES
Net assets attributable to Institutional Class shares                $          --   $  21,807,150   $          --   $           --
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                           --       1,039,469              --               --
====================================================================================================================================
Net asset value, offering price and redemption price per share       $          --   $       20.98   $          --   $           --
====================================================================================================================================

*  Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                     MID CAP
                                                                     GROWTH
                                                                      FUND
--------------------------------------------------------------------------------
ASSETS
Investment securities:
  At cost                                                       $   865,834,825
================================================================================
  Affiliated securities, at market value                        $       167,739
  Non-affiliated securities, at market value                      1,004,059,275
--------------------------------------------------------------------------------
  At market value - including $149,586,867
    of securities loaned.                                       $ 1,004,227,014
Dividends and interest receivable                                       813,936
Receivable for capital shares sold                                    1,128,127
Receivable for securities sold                                       22,227,152
Receivable for securities lending income                                  3,058
Other assets                                                             87,213
--------------------------------------------------------------------------------
TOTAL ASSETS                                                      1,028,486,500
--------------------------------------------------------------------------------

LIABILITIES
Overdraft payable                                                     1,696,118
Payable upon return of securities loaned                            153,877,425
Payable for capital shares redeemed                                   3,466,427
Payable for securities purchased                                      6,470,762
Payable to Advisor                                                      593,538
Payable to other affiliates                                             332,245
Payable to Trustees                                                       4,206
Other accrued expenses and liabilities                                1,165,703
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   167,606,424
--------------------------------------------------------------------------------

NET ASSETS                                                      $   860,880,076
================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                 $   861,000,713
Accumulated net investment income                                           596
Accumulated net realized losses from security transactions         (138,513,422)
Net unrealized appreciation on investments                          138,392,189
--------------------------------------------------------------------------------
NET ASSETS                                                      $   860,880,076
--------------------------------------------------------------------------------

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                       $   583,542,834
================================================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                28,910,441
================================================================================
Net asset value and redemption price per share                  $         20.18
================================================================================
Maximum offering price per share                                $         21.41
================================================================================

PRICING OF CLASS B SHARES
Net assets attributable to Class B shares                       $    32,762,322
================================================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                 1,929,330
================================================================================
Net asset value, offering price and redemption price per share* $         16.98
================================================================================

                                                                      MID CAP
                                                                      GROWTH
                                                                       FUND
--------------------------------------------------------------------------------
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                         $ 218,412,995
================================================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                12,849,080
================================================================================
Net asset value, offering price and redemption price per share*   $       17.00
================================================================================

PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares                         $  26,161,925
================================================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value)                                 1,290,619
================================================================================
Net asset value, offering price and redemption price per share    $       20.27
================================================================================

*  Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended March 31, 2010
--------------------------------------------------------------------------------

                                                                      DIVERSIFIED                        LARGE
                                                                       SMALL CAP        GROWTH          CAP CORE          LARGE CAP
                                                                        GROWTH       OPPORTUNITIES       EQUITY            GROWTH
                                                                         FUND            FUND             FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities                                 $      4,477    $       6,132   $       6,894   $      110,675
Dividends from non-affiliated securities (A)                               84,439          375,422       1,122,127        7,471,238
Interest income                                                                22               22              --              318
Income from securities loaned                                              24,687           12,152          12,524          374,126
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   113,625          393,728       1,141,545        7,956,357
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                  289,583          321,163         341,730        5,987,078
Distribution expenses, Class A                                             27,029           60,324         126,445          975,560
Distribution expenses, Class B                                                 --               --              --          153,545
Distribution expenses, Class C                                             25,065           73,645          19,957        1,476,991
Administration fees                                                        55,159           77,390         105,149        1,682,037
Transfer Agent fees, Class A                                               38,270           66,320          35,353          484,998
Transfer Agent fees, Class B                                                   --               --              --           36,676
Transfer Agent fees, Class C                                               10,528           19,367           6,802          233,302
Transfer Agent fees, Class Y                                                3,632              103              --          178,460
Transfer Agent fees, Institutional Class                                       --               54              --               --
Postage and supplies                                                       28,303           37,270          25,016          305,117
Reports to shareholders                                                    13,752           18,140           7,551          239,593
Registration fees, Class A                                                  9,778           12,051           7,370           30,755
Registration fees, Class B                                                     --               --              --            8,410
Registration fees, Class C                                                  7,253            6,247           4,756           15,518
Registration fees, Class Y                                                 12,748           14,054              --           21,284
Registration fees, Institutional Class                                         --           16,698              --               --
Professional fees                                                          17,586           18,616          21,246           62,126
Custodian fees                                                              4,398            6,705           5,821           30,567
Trustees' fees and expenses                                                 8,881            8,881           8,881            8,881
Compliance fees and expenses                                                2,150            2,672           2,257            5,975
Other expenses                                                              9,379            1,182           2,642           29,804
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                            563,494          760,882         720,976       11,966,677
Fees waived by the Administrator                                          (55,159)         (77,390)       (101,610)        (983,834)
Fees waived and/or expenses reimbursed by the Advisor                    (138,954)        (175,648)             --               --
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                              369,381          507,844         619,366       10,982,843
------------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                             (255,756)        (114,116)        522,179       (3,026,486)
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions                 (1,130,136)       2,752,394      (3,667,576)      28,192,534
Net change in unrealized appreciation/depreciation on investments      11,606,065       10,376,020      22,935,800      259,377,852
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                       10,475,929       13,128,414      19,268,224      287,570,386
------------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $ 10,220,173    $  13,014,298   $  19,790,403   $  284,543,900
====================================================================================================================================

(A)Net of foreign tax withholding of:                                $         --    $         738   $       9,296   $      178,840


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations (Continued)
--------------------------------------------------------------------------------

                                                                      MID CAP
                                                                      GROWTH
                                                                       FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities                              $     146,465
Dividends from non-affiliated securities (A)                          9,945,493
Interest income                                                             521
Income from securities loaned                                           337,699
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                              10,430,178
--------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                              6,166,823
Distribution expenses, Class A                                        1,318,061
Distribution expenses, Class B                                          334,476
Distribution expenses, Class C                                        1,996,997
Transfer Agent fees, Class A                                            730,953
Transfer Agent fees, Class B                                             80,029
Transfer Agent fees, Class C                                            369,528
Transfer Agent fees, Class Y                                                199
Administration fees                                                   1,541,720
Postage and supplies                                                    542,196
Reports to shareholders                                                 237,960
Professional fees                                                        66,197
Custodian fees                                                           39,585
Registration fees, Class A                                               20,237
Registration fees, Class B                                                6,578
Registration fees, Class C                                               11,473
Registration fees, Class Y                                               15,168
Trustees' fees and expenses                                               9,058
Compliance fees and expenses                                              6,192
Other expenses                                                           22,276
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                       13,515,706
Fees waived by the Administrator                                       (240,910)
--------------------------------------------------------------------------------
NET EXPENSES                                                         13,274,796
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                  (2,844,618)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions                        27,987,013
Net change in unrealized appreciation/depreciation on investments   296,748,610
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                    324,735,623
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 321,891,005
================================================================================

(A) Net of foreign tax withholding of:                            $       3,383

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   DIVERSIFIED                   GROWTH
                                                                                    SMALL CAP                 OPPORTUNITIES
                                                                                   GROWTH FUND                     FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR              YEAR         YEAR         YEAR
                                                                             ENDED             ENDED        ENDED        ENDED
                                                                           MARCH 31,         MARCH 31,    MARCH 31,     MARCH 31,
                                                                             2010              2009         2010       2009 (A)(B)
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss                                                      $   (255,756)   $    (63,651)  $   (114,116)  $   (323,856)
Net realized gains (losses) from security transactions                     (1,130,136)     (9,624,130)     2,752,394     (6,773,831)
Net change in unrealized appreciation/depreciation on investments          11,606,065      (1,538,607)    10,376,020     (7,150,096)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      10,220,173     (11,226,388)    13,014,298    (14,247,783)
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                                   3,255,184       2,325,565     13,402,011     10,983,044
Payments for shares redeemed                                               (3,533,945)    (10,439,076)    (7,570,719)    (9,002,735)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A SHARE TRANSACTIONS        (278,761)     (8,113,511)     5,831,292      1,980,309
------------------------------------------------------------------------------------------------------------------------------------

CLASS B
Proceeds from shares sold                                                          --              --             --        179,046
Payments for shares redeemed                                                       --              --             --     (1,769,228)
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS B SHARE TRANSACTIONS                         --              --             --     (1,590,182)
------------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                                      67,262         454,913        852,852      1,562,451
Payments for shares redeemed                                                 (657,371)     (1,205,593)    (1,632,604)    (2,906,983)
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS                   (590,109)       (750,680)      (779,752)    (1,344,532)
------------------------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                                   9,339,912       2,368,883      2,269,092          2,500
Payments for shares redeemed                                               (2,680,336)     (3,840,927)      (156,133)            --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Y SHARE TRANSACTIONS       6,659,576      (1,472,044)     2,112,959          2,500
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
Proceeds from shares sold                                                          --              --     20,899,516          2,500
Payments for shares redeemed                                                       --              --     (1,021,376)            --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INSTITUTIONAL CLASS SHARE TRANSACTIONS             --              --     19,878,140          2,500
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                    16,010,879     (21,562,623)    40,056,937    (15,197,188)

NET ASSETS
Beginning of period                                                        20,128,926      41,691,549     24,240,814     39,438,002
------------------------------------------------------------------------------------------------------------------------------------
End of period                                                            $ 36,139,805    $ 20,128,926   $ 64,297,751   $ 24,240,814
====================================================================================================================================

ACCUMULATED NET INVESTMENT INCOME                                        $          1    $         --   $         --   $         --
====================================================================================================================================

(A)   Class B represents the period from April 1, 2008 through February 1, 2009.

(B) Class Y and Institutional Class represent the period from commencement of operations (February 2, 2009) through March 31, 2009.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                  LARGE CAP CORE                          LARGE CAP
                                                                    EQUITY FUND                          GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                              YEAR               YEAR               YEAR              YEAR
                                                              ENDED              ENDED              ENDED             ENDED
                                                            MARCH 31,          MARCH 31,          MARCH 31,         MARCH 31,
                                                              2010               2009               2010              2009
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                $      522,179    $      899,578    $   (3,026,486)   $    3,314,652
Net realized gains (losses) from security transactions          (3,667,576)       (9,214,214)       28,192,534      (341,832,277)
Net change in unrealized appreciation/depreciation on
  investments                                                   22,935,800       (18,011,816)      259,377,852      (210,014,994)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           19,790,403       (26,326,452)      284,543,900      (548,532,619)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                               (263,434)         (826,694)         (695,550)         (384,725)
From net investment income, Class C                                     --           (23,762)               --                --
From net investment income, Class Y                                     --                --        (1,490,529)         (743,849)
From net realized gains, Class A                                        --        (4,234,966)               --                --
From net realized gains, Class C                                        --          (191,660)               --                --
Tax return of capital, Class A                                          --                --          (280,368)               --
Tax return of capital, Class Y                                          --                --          (220,290)               --
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS         (263,434)       (5,277,082)       (2,686,737)       (1,128,574)
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                        2,924,182        11,416,914        54,719,163       275,238,115
Reinvested distributions                                           259,282         4,958,772           798,447           249,999
Payments for shares redeemed                                   (15,673,641)      (25,433,557)     (276,344,671)     (255,367,571)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A SHARE
  TRANSACTIONS                                                 (12,490,177)       (9,057,871)     (220,827,061)       20,120,543
------------------------------------------------------------------------------------------------------------------------------------

CLASS B
Proceeds from shares sold                                               --                --            14,099         2,200,560
Payments for shares redeemed                                            --                --        (4,424,854)       (6,221,431)
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS B SHARE TRANSACTIONS              --                --        (4,410,755)       (4,020,871)
------------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                          232,027         2,075,124        11,544,805        58,876,139
Reinvested distributions                                                --           148,421                --                --
Payments for shares redeemed                                      (798,878)       (2,154,892)      (56,669,909)      (53,064,767)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C SHARE
  TRANSACTIONS                                                    (566,851)           68,653       (45,125,104)        5,811,372
------------------------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                               --                --       131,293,090       339,657,227
Reinvested distributions                                                --                --         1,653,838           715,680
Payments for shares redeemed                                            --                --       (77,058,051)      (53,196,540)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS Y SHARE TRANSACTIONS              --                --        55,888,877       287,176,367
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                          6,469,941       (40,592,752)       67,383,120      (240,573,782)

NET ASSETS
Beginning of year                                               46,931,242        87,523,994       777,004,342     1,017,578,124
------------------------------------------------------------------------------------------------------------------------------------
End of year                                                 $   53,401,183    $   46,931,242    $  844,387,462    $  777,004,342
====================================================================================================================================

ACCUMULATED NET INVESTMENT INCOME (LOSS)                    $      522,174    $      263,429    $           (1)   $    2,186,078
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                                    MID CAP
                                                                                  GROWTH FUND
---------------------------------------------------------------------------------------------------------
                                                                             YEAR              YEAR
                                                                             ENDED             ENDED
                                                                            MARCH 31,         MARCH 31,
                                                                              2010             2009(A)
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                           $    (2,844,618)  $    (2,859,559)
Net realized gains (losses) from security transactions                      27,987,013      (154,319,675)
Net change in unrealized appreciation/depreciation on investments          296,748,610      (231,737,939)
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      321,891,005      (388,917,173)
---------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains, Class A                                                    --        (7,418,546)
From net realized gains, Class B                                                    --          (709,563)
From net realized gains, Class C                                                    --        (3,686,097)
---------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                           --       (11,814,206)
---------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                                  164,390,215       198,229,454
Reinvested distributions                                                            --         6,477,072
Payments for shares redeemed                                              (200,190,917)     (194,004,433)
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A SHARE TRANSACTIONS      (35,800,702)       10,702,093
---------------------------------------------------------------------------------------------------------

CLASS B
Proceeds from shares sold                                                      197,220         2,085,030
Reinvested distributions                                                            --           554,988
Payments for shares redeemed                                               (11,269,321)      (12,750,178)
---------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS B SHARE TRANSACTIONS                 (11,072,101)      (10,110,160)
---------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                                   15,963,017        29,438,796
Reinvested distributions                                                            --         2,383,946
Payments for shares redeemed                                               (39,571,605)      (59,914,155)
---------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS                 (23,608,588)      (28,091,413)
---------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                                   34,029,321             2,500
Payments for shares redeemed                                               (10,620,896)               --
---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS Y SHARE TRANSACTIONS                  23,408,425             2,500
---------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                    274,818,039      (428,228,359)

NET ASSETS
Beginning of period                                                        586,062,037     1,014,290,396
---------------------------------------------------------------------------------------------------------
End of period                                                          $   860,880,076   $   586,062,037
=========================================================================================================

ACCUMULATED NET INVESTMENT INCOME                                      $           596   $            --
=========================================================================================================

(A) Class Y represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

DIVERSIFIED SMALL CAP GROWTH FUND -- CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED                           PERIOD
                                                                                   MARCH 31,                             ENDED
                                                              --------------------------------------------------        MARCH 31,
                                                                     2010              2009             2008            2007 (A)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                          $         6.27    $         9.80    $        11.64    $        10.00
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                         (0.08)            (0.02)             0.50             (0.07)
  Net realized and unrealized gains (losses) on investments             2.90             (3.51)            (1.15)             1.71
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        2.82             (3.53)            (0.65)             1.64
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                                     --                --             (1.19)               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                $         9.09    $         6.27    $         9.80    $        11.64
====================================================================================================================================
Total return (B)                                                       44.98%           (36.02%)           (7.28%)        16.40%(C)
====================================================================================================================================
Net assets at end of year (000's)                             $       12,708    $        9,054    $       22,955    $        5,846
====================================================================================================================================
Ratio of net expenses to average net assets                             1.40%             1.40%             1.40%          1.40%(D)
Ratio of net investment income (loss) to average net
  assets                                                               (0.99%)           (0.22%)            0.33%        (1.15%)(D)
Portfolio turnover rate                                                   76%              113%               99%           86%(D)

(A) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

DIVERSIFIED SMALL CAP GROWTH FUND -- CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED             PERIOD
                                                                         MARCH 31,             ENDED
                                                               -------------------------      MARCH 31,
                                                                   2010           2009        2008 (A)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $      6.20     $   9.75    $   12.44
---------------------------------------------------------------------------------------------------------
Income (losss) from investment operations:
  Net investment loss                                                (0.15)       (0.08)       (0.22)
  Net realized and unrealized gains (losses) on investments           2.86        (3.47)       (1.28)
---------------------------------------------------------------------------------------------------------
Total from investment operations                                      2.71        (3.55)       (1.50)
---------------------------------------------------------------------------------------------------------
Distributions from net realized gains                                   --           --        (1.19)
---------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $      8.91     $   6.20    $    9.75
=========================================================================================================
Total return (B)                                                     43.71%      (36.41%)     (13.66%)(C)
=========================================================================================================
Net assets at end of year (000's)                              $     2,576     $  2,267    $   4,228
=========================================================================================================
Ratio of net expenses to average net assets                           2.15%        2.15%        0.84%(D)
Ratio of net investment loss to average net assets                   (1.74%)      (0.98%)     (17.70%)(D)
Portfolio turnover rate                                                 76%         113%          99%

(A) Represents the period from commencement of operations (August 1, 2007) through March 31, 2008.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

DIVERSIFIED SMALL CAP GROWTH FUND -- CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED                            PERIOD
                                                                                MARCH 31,                            ENDED
                                                            --------------------------------------------------      MARCH 31,
                                                                  2010              2009             2008            2007 (A)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      $         6.30    $         9.84    $        11.66    $       10.00
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                       (0.05)             0.00(B)           0.04            (0.05)
  Net realized and unrealized gains (losses) on investments           2.91             (3.54)            (0.67)            1.71
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      2.86             (3.54)            (0.63)            1.66
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                                   --                --             (1.19)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                            $         9.16    $         6.30    $         9.84    $       11.66
====================================================================================================================================
Total return                                                         45.40%           (35.98%)           (7.09%)          16.60%(C)
====================================================================================================================================
Net assets at end of period (000's)                         $       20,856    $        8,808    $       14,509    $       6,128
====================================================================================================================================
Ratio of net expenses to average net assets                           1.15%             1.15%             1.15%            1.15%(D)
Ratio of net investment income (loss) to average net assets          (0.74%)            0.02%            (0.52%)          (0.90%)(D)
Portfolio turnover rate                                                 76%              113%               99%              86%(D)

(A) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

(B)   Amount rounds to less than $0.01 per share.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

GROWTH OPPORTUNITIES FUND -- CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED MARCH 31,
                                                              ----------------------------------------------------------------------
                                                                  2010           2009          2008           2007           2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                          $    14.41     $    21.68      $    20.75     $   21.57    $   17.92
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                              (0.03)         (0.15)          (0.24)        (0.35)       (0.21)
  Net realized and unrealized gains (losses) on investments         6.50          (7.12)           1.17         (0.47)        3.86
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    6.47          (7.27)           0.93         (0.82)        3.65
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                $    20.88     $    14.41      $    21.68     $   20.75    $   21.57
====================================================================================================================================
Total return (A)                                                   44.90%        (33.53%)          4.48%        (3.80%)      20.37%
====================================================================================================================================
Net assets at end of year (000's)                             $   32,182     $   17,973      $   26,349     $  35,723    $  98,004
====================================================================================================================================
Ratio of net expenses to average net assets                         1.24%          1.51%           1.55%         1.79%        1.64%
Ratio of net investment loss to average net assets                 (0.22%)        (0.70%)         (0.89%)       (1.12%)      (1.09%)
Portfolio turnover rate                                              100%            60%             82%          161%          80%

(A)   Total returns shown exclude the effect of applicable sales loads.

GROWTH OPPORTUNITIES FUND -- CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED MARCH 31,
                                                              ----------------------------------------------------------------------
                                                                  2010           2009            2008           2007           2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                          $    13.55     $    20.42      $    19.63     $   20.60    $   17.11
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                              (0.17)         (0.29)          (0.35)        (0.54)       (0.40)
  Net realized and unrealized gains (losses) on investments         6.11          (6.58)           1.14         (0.43)        3.89
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    5.94          (6.87)           0.79         (0.97)        3.49
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                $    19.49     $    13.55      $    20.42     $   19.63    $   20.60
====================================================================================================================================
Total return (A)                                                   43.84%        (33.64%)          4.02%        (4.71%)      20.40%
====================================================================================================================================
Net assets at end of year (000's)                             $    8,085     $    6,262      $   11,115     $  11,957    $  22,412
====================================================================================================================================
Ratio of net expenses to average net assets                         1.99%          2.27%           2.30%         2.71%        2.57%
Ratio of net investment loss to average net assets                 (0.96%)        (1.46%)         (1.60%)       (2.00%)      (2.01%)
Portfolio turnover rate                                              100%            60%             82%          161%          80%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

GROWTH OPPORTUNITIES FUND -- CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                       YEAR          PERIOD
                                                       ENDED          ENDED
                                                     MARCH 31,      MARCH 31,
                                                       2010         2009 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period              $   14.41      $   14.37
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                   (0.00)(B)      (0.00)(B)
  Net realized and unrealized gains on investments       6.53           0.04
--------------------------------------------------------------------------------
Total from investment operations                         6.53           0.04
--------------------------------------------------------------------------------
Net asset value at end of period                    $   20.94      $   14.41
================================================================================
Total return                                            45.32%          0.28%(C)
================================================================================
Net assets at end of period (000's)                 $   2,223      $       3
================================================================================
Ratio of net expenses to average net assets              0.98%          0.97%(D)
Ratio of net investment income (loss) to average
  net assets                                            (0.04%)         0.21%(D)
Portfolio turnover rate                                   100%            60%

(A) Represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

(B)   Amount rounds to less than $0.01.

(C)   Not annualized.

(D)   Annualized.

GROWTH OPPORTUNITIES FUND -- INSTITUTIONAL CLASS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                       YEAR          PERIOD
                                                       ENDED          ENDED
                                                     MARCH 31,      MARCH 31,
                                                       2010         2009 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period             $   14.42      $   14.37
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                          0.01          (0.00)(B)
  Net realized and unrealized gains on investments      6.55           0.05
--------------------------------------------------------------------------------
Total from investment operations                        6.56           0.05
================================================================================
Net asset value at end of period                   $   20.98      $   14.42
================================================================================
Total return                                           45.49%          0.35%(C)
================================================================================
Net assets at end of period (000's)                $  21,807      $       3
================================================================================
Ratio of net expenses to average net assets             0.84%          0.82%(D)
Ratio of net investment income to average net
  assets                                                0.15%          0.36%(D)
Portfolio turnover rate                                  100%            60%

(A) Represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

(B)   Amount rounds to less than $0.01.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

LARGE CAP CORE EQUITY FUND -- CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                            ------------------------------------------------------------------------
                                                                2010           2009         2008           2007           2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $     6.00    $    10.36    $    11.36    $    10.49    $     9.48
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                            0.10          0.12          0.10          0.11          0.06
  Net realized and unrealized gains (losses) on investments        2.64         (3.77)        (0.62)         0.91          0.96
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   2.74         (3.65)        (0.52)         1.02          1.02
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                            (0.04)        (0.11)        (0.10)        (0.15)        (0.01)
  Distributions from net realized gains                              --         (0.60)        (0.38)           --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (0.04)        (0.71)        (0.48)        (0.15)        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $     8.70    $     6.00    $    10.36    $    11.36    $    10.49
====================================================================================================================================
Total return (A)                                                  45.78%       (35.73%)       (5.03%)        9.83%        10.74%
====================================================================================================================================
Net assets at end of year (000's)                            $   51,377    $   45,073    $   84,611    $   95,175    $   25,693
====================================================================================================================================
Ratio of net expenses to average net assets                        1.15%         1.15%         1.15%         1.15%         1.00%
Ratio of net investment income to average net assets               1.02%         1.38%         0.89%         0.97%         1.03%
Portfolio turnover rate                                              24%           51%           52%           54%            6%

(A)   Total returns shown exclude the effect of applicable sales loads.

LARGE CAP CORE EQUITY FUND -- CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED MARCH 31,
                                                            ------------------------------------------------------------------------
                                                                 2010           2009        2008           2007           2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $     5.95    $    10.29    $    11.29    $    10.39    $     9.46
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                     0.01          0.04          0.01         (0.02)         0.03
  Net realized and unrealized gains (losses) on investments        2.65         (3.72)        (0.61)         0.96          0.91
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   2.66         (3.68)        (0.60)         0.94          0.94
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               --         (0.06)        (0.02)        (0.04)        (0.01)
  Distributions from net realized gains                              --         (0.60)        (0.38)           --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  --         (0.66)        (0.40)        (0.04)        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $     8.61    $     5.95    $    10.29    $    11.29    $    10.39
====================================================================================================================================
Total return (A)                                                  44.71%       (36.23%)       (5.72%)        9.09%         9.91%
====================================================================================================================================
Net assets at end of year (000's)                            $    2,024    $    1,858    $    2,913    $    4,231    $    1,399
====================================================================================================================================
Ratio of net expenses to average net assets                        1.90%         1.90%         1.90%         1.90%         1.75%
Ratio of net investment income (loss) to average net assets        0.26%         0.70%         0.13%        (0.26%)        0.26%
Portfolio turnover rate                                              24%           51%           52%           54%            6%

(A) Total returns shown exclude the effect of applicable sales loads. See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND -- CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                       -----------------------------------------------------------------------------
                                                                 2010           2009        2008           2007           2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $     14.73     $     24.45     $     22.06    $     23.26     $     19.84
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                               (0.02)           0.09            0.02          (0.04)          (0.02)
  Net realized and unrealized gains (losses)
    on investments                                            6.08           (9.80)           2.37          (1.16)           3.44
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              6.06           (9.71)           2.39          (1.20)           3.42
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.04)          (0.01)             --             --              --
  Tax return of capital                                      (0.01)             --              --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (0.05)          (0.01)             --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $     20.74     $     14.73     $     24.45    $     22.06     $     23.26
====================================================================================================================================
Total return (A)                                             41.15%         (39.71%)         10.83%         (5.16%)         17.24%
====================================================================================================================================
Net assets at end of year (000's)                      $   334,465     $   418,808     $   719,488    $   656,582     $   838,120
====================================================================================================================================
Ratio of net expenses to average net assets                   1.25%           1.25%           1.25%          1.16%           1.17%
Ratio of net investment income (loss) to average net
  assets                                                     (0.29%)          0.41%           0.06%         (0.16%)         (0.13%)
Portfolio turnover                                              83%            126%             72%           115%            104%

(A)   Total returns shown exclude the effect of applicable sales loads.

LARGE CAP GROWTH FUND -- CLASS B
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                       -----------------------------------------------------------------------------
                                                           2010             2009          2008            2007            2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $     14.22     $     23.68     $     21.46    $     22.83     $     19.60
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                        (0.44)          (0.08)          (0.15)         (0.21)          (0.15)
  Net realized and unrealized gains (losses) on
    investments                                               6.15           (9.38)           2.37          (1.16)           3.38
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              5.71           (9.46)           2.22          (1.37)           3.23
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $     19.93     $     14.22     $     23.68    $     21.46     $     22.83
====================================================================================================================================
Total return (A)                                             40.15%         (39.95%)         10.34%         (6.00%)         16.48%
====================================================================================================================================
Net assets at end of year (000's)                      $    14,897     $    14,186     $    29,829    $    26,669     $    27,781
====================================================================================================================================
Ratio of net expenses to average net assets                   2.00%           2.00%           2.00%          2.02%           2.08%
Ratio of net investment loss to average net assets           (1.05%)         (0.35%)         (0.65%)        (0.98%)         (1.02%)
Portfolio turnover rate                                         83%            126%             72%           115%            104%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND -- CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                       -----------------------------------------------------------------------------
                                                           2010             2009           2008            2007            2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $     14.25     $     23.74     $     21.52    $     22.88     $     19.62
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                        (0.22)          (0.07)          (0.14)         (0.20)          (0.11)
  Net realized and unrealized gains (losses) on
    investments                                               5.94           (9.42)           2.36          (1.16)           3.37
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              5.72           (9.49)           2.22          (1.36)           3.26
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $     19.97     $     14.25     $     23.74    $     21.52     $     22.88
====================================================================================================================================
Total return (A)                                             40.14%         (39.97%)         10.32%         (5.94%)         16.62%
====================================================================================================================================
Net assets at end of year (000's)                      $   142,179     $   137,641     $   236,582    $   190,261     $   188,810
====================================================================================================================================
Ratio of net expenses to average net assets                   2.00%           2.00%           2.00%          1.95%           1.98%
Ratio of net investment loss to average net assets           (1.05%)         (0.33%)         (0.66%)        (0.92%)         (0.93%)
Portfolio turnover rate                                         83%            126%             72%           115%            104%

(A)   Total returns shown exclude the effect of applicable sales loads.

LARGE CAP GROWTH FUND -- CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                       -----------------------------------------------------------------------------
                                                           2010             2009           2008            2007            2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $     14.84     $     24.64     $     22.19    $     23.33     $     19.86
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                               (0.01)           0.10            0.05           0.06            0.03
  Net realized and unrealized gains (losses) on
    investments                                               6.17           (9.85)           2.40          (1.20)           3.44
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              6.16           (9.75)           2.45          (1.14)           3.47
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.10)          (0.05)             --             --              --
  Tax return of capital                                      (0.01)             --              --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (0.11)          (0.05)             --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $     20.89     $     14.84     $     24.64    $     22.19     $     23.33
====================================================================================================================================
Total return                                                 41.53%         (39.58%)         11.04%         (4.89%)         17.47%
====================================================================================================================================
Net assets at end of year (000's)                      $   352,847     $   206,369     $    31,679    $    40,044     $    66,655
====================================================================================================================================
Ratio of net expenses to average net assets                   0.99%           0.97%           1.00%          0.90%           0.93%
Ratio of net investment income (loss) to average net
  assets                                                     (0.06%)          0.95%           0.21%          0.13%           0.12%
Portfolio turnover                                              83%            126%             72%           115%            104%

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MID CAP GROWTH FUND -- CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                       -----------------------------------------------------------------------------
                                                           2010             2009           2008            2007            2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $     12.95     $     21.16     $     24.17    $     24.02     $     21.42
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                        (0.03)          (0.01)          (0.12)         (0.14)          (0.12)
  Net realized and unrealized gains (losses) on
    investments                                               7.26           (7.96)           0.01           2.20            4.70
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              7.23           (7.97)          (0.11)          2.06            4.58
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                           --           (0.24)          (2.90)         (1.91)          (1.98)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $     20.18     $     12.95     $     21.16    $     24.17     $     24.02
====================================================================================================================================
Total return (A)                                             55.83%         (37.67%)         (1.53%)         8.84%          22.21%
====================================================================================================================================
Net assets at end of year (000's)                      $   583,543     $   397,756     $   649,891    $   713,666     $   639,501
====================================================================================================================================
Ratio of net expenses to average net assets                   1.50%           1.50%           1.47%          1.50%           1.50%
Ratio of net investment loss to average net assets           (0.15%)         (0.07%)         (0.53%)        (0.66%)         (0.57%)
Portfolio turnover                                              62%             71%             64%            58%             69%

(A)   Total returns shown exclude the effect of applicable sales loads.

MID CAP GROWTH FUND -- CLASS B
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                       -----------------------------------------------------------------------------
                                                           2010             2009           2008            2007            2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $     10.98     $     18.13     $     21.25    $     21.49     $     19.50
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                        (0.16)          (0.15)          (0.28)         (0.30)          (0.26)
  Net realized and unrealized gains (losses) on
    investments                                               6.16           (6.76)           0.06           1.97            4.23
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              6.00           (6.91)          (0.22)          1.67            3.97
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                           --           (0.24)          (2.90)         (1.91)          (1.98)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $     16.98     $     10.98     $     18.13    $     21.25     $     21.49
====================================================================================================================================
Total return (A)                                             54.64%         (38.12%)         (2.29%)         8.04%          21.24%
====================================================================================================================================
Net assets at end of year (000's)                      $    32,762     $    29,521     $    61,977    $    74,935     $    79,552
====================================================================================================================================
Ratio of net expenses to average net assets                   2.25%           2.25%           2.25%          2.25%           2.25%
Ratio of net investment loss to average net assets           (0.90%)         (0.85%)         (1.31%)        (1.42%)         (1.32%)
Portfolio turnover rate                                         62%             71%             64%            58%             69%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MID CAP GROWTH FUND -- CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                       -----------------------------------------------------------------------------
                                                           2010             2009           2008            2007            2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $     10.99     $     18.15     $     21.27    $     21.51     $     19.51
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                        (0.14)          (0.14)          (0.27)         (0.28)          (0.25)
  Net realized and unrealized gains (losses) on
    investments                                               6.15           (6.78)           0.05           1.95            4.23
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              6.01           (6.92)          (0.22)          1.67            3.98
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                           --           (0.24)          (2.90)         (1.91)          (1.98)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $     17.00     $     10.99     $     18.15    $     21.27     $     21.51
====================================================================================================================================
Total return (A)                                             54.69%         (38.14%)         (2.28%)         8.04%          21.28%
====================================================================================================================================
Net assets at end of year (000's)                      $   218,413     $   158,782     $   302,422    $   345,997     $   327,867
====================================================================================================================================
Ratio of net expenses to average net assets                   2.25%           2.25%           2.24%          2.25%           2.25%
Ratio of net investment loss to average net assets           (0.90%)         (0.84%)         (1.30%)        (1.41%)         (1.32%)
Portfolio turnover                                              62%             71%             64%            58%             69%

(A)   Total returns shown exclude the effect of applicable sales loads.

MID CAP GROWTH FUND -- CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                          YEAR        PERIOD
                                                          ENDED        ENDED
                                                        MARCH 31,    MARCH 31,
                                                          2010        2009(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                 $    12.96   $ 13.20
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                      0.01      0.02
  Net realized and unrealized gains (losses) on
    investments                                              7.30     (0.26)
--------------------------------------------------------------------------------
Total from investment operations                             7.31     (0.24)
--------------------------------------------------------------------------------
Net asset value at end of period                       $    20.27   $ 12.96
================================================================================
Total return                                                56.40%    (1.82%)(B)
================================================================================
Net assets at end of period (000's)                    $   26,162   $     3
================================================================================
Ratio of net expenses to average net assets                  1.25%     1.25%(C)
Ratio of net investment income to average net assets         0.14%     1.11%(C)
Portfolio turnover                                             62%       71%

(A) Represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
March 31, 2010
--------------------------------------------------------------------------------

1. ORGANIZATION

The Diversified Small Cap Growth Fund, Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, and Mid Cap Growth Fund (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the Act), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Funds are registered to offer certain of the following Classes of shares:
Class A shares, Class B shares, Class C shares, Class Y shares, and Institutional Class shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held.

The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the Classes of shares currently being offered as outlined below:

                                     CLASS A(1)    CLASS B(2)   CLASS C(3)   CLASS Y(4)   INSTITUTIONAL CLASS(5)
----------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund         X                         X             X
Growth Opportunities Fund                 X                         X             X                   X
Large Cap Core Equity Fund                X                         X
Large Cap Growth Fund                     X           X             X             X
Mid Cap Growth Fund                       X           X             X             X

(1) Currently sold subject to a maximum front-end sales load of 5.75% and a maximum distribution fee of up to 0.25% of average daily net assets

(2) Sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementally reduced over time and a maximum distribution fee of up to 1.00% of average daily net assets; closed to new investors effective February 1, 2009

(3) Sold subject to a 1.00% contingent deferred sales load for a one-year period and a maximum distribution fee of up to 1.00% of average daily net assets

(4) Sold without a distribution fee or sales charge, but offered only through selected dealers

(5) Sold without a distribution fee or sales charge, and subject to a higher minimum initial investment

Each Class A, Class B, Class C, Class Y, and Institutional Class share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B and Class C shares bear the expenses of higher distribution fees, which is expected to cause Class B and Class C shares to have a higher expense ratio and to pay lower dividends than Class A, Class Y, and Institutional Class shares; (ii) certain other Class specific expenses will be borne solely by the Class to which such expenses are attributable; and (iii) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITY VALUATION -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The Funds have adopted FASB ASC 820 "Fair Value Measurements". This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Fair Value Measurements applies to fair value measurements already required or permitted by existing standards. The changes to current generally accepted accounting principles (GAAP) from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds investments. These inputs are summarized in the three broad levels listed below:

o Level 1 - quoted prices in active markets for identical securities

o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of March 31, 2010, for each Fund's investments, is included in each Fund's Portfolio of Investments, which also includes a breakdown of the Fund's investments by geographic/industry concentration. The Funds did not hold any level 2 or 3 categorized securities during the year ended or at March 31, 2010.

NEW ACCOUNTING PRONOUNCEMENTS -- In January 2010, the Financial Accounting Standards Board ("FASB") issued new guidance as an amendment to fair value measurements and disclosures. The new guidance adds new requirements for disclosure about transfers into and out of level 1 and level 2 fair value measurements and separate disclosures about purchases, sales, issuances, and settlements relating to level 3 measurements. The guidance also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in level 2 and level 3 fair value measurements. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, except for Level 3 reconciliation disclosures which are effective for interim and annual periods beginning after December 15, 2010. The Funds do not expect the implications of this guidance to have a material impact on its financial statements.

PORTFOLIO SECURITIES LOANED -- Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian in an amount at least equal to the market value of the loaned securities. The cash collateral is reinvested by the Funds' custodian into an approved investment vehicles.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

As of March 31, 2010, the following Funds loaned common stocks and received collateral as follows:

                                    MARKET VALUE     VALUE OF
                                      OF COMMON     COLLATERAL
                                    STOCKS LOANED    RECEIVED
---------------------------------------------------------------
Diversified Small Cap Growth Fund   $  8,687,410   $  8,965,999
Growth Opportunities Fund           $  3,894,998   $  4,012,405
Large Cap Core Equity Fund          $  4,173,716   $  4,280,809
Large Cap Growth Fund               $148,743,899   $152,673,001
Mid Cap Growth Fund                 $149,586,867   $153,877,425

All collateral received as cash and securities is received, held, and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan are recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

SHARE VALUATION -- The net asset value per share of each Class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that Class, less liabilities attributable to that Class, by the number of outstanding shares of that Class.

The maximum offering price per share of Class A shares of the Funds is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class B, Class C, Class Y, and Institutional Class shares of the Funds is equal to the net asset value per share.

Class B shares of the Funds are subject to a contingent deferred sales load of 5.00% in the event of a shareholder redemption within a one-year period of purchase. The contingent deferred sales load will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales load. Class C shares of the Funds are subject to a contingent deferred sales load of 1.00% in the event of shareholder redemption with a one-year period of purchase.

INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are accreted or amortized into income using the effective yield method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid to shareholders annually for each Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

ALLOCATIONS -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the Class incurring the expense. Common expenses, which are not attributable to a specific Class, are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


3. FEDERAL TAX INFORMATION

It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended March 31, 2010 and 2009 was as follows:

                                        DIVERSIFIED                     GROWTH                     LARGE CAP
                                     SMALL CAP GROWTH                OPPORTUNITIES                CORE EQUITY
                                           FUND                          FUND                        FUND
----------------------------------------------------------------------------------------------------------------------
                                    YEAR           YEAR            YEAR          YEAR           YEAR          YEAR
                                   ENDED          ENDED           ENDED         ENDED          ENDED         ENDED
                                 MARCH 31,      MARCH 31,       MARCH 31,     MARCH 31,      MARCH 31,      MARCH 31,
                                    2010           2009            2010          2009           2010          2009
----------------------------------------------------------------------------------------------------------------------
From ordinary income           $         --   $         --   $         --   $         --   $    263,434   $    850,456
From long-term capital gains             --             --             --             --             --      4,426,626
----------------------------------------------------------------------------------------------------------------------
                               $         --   $         --   $         --   $         --   $    263,434   $  5,277,082
----------------------------------------------------------------------------------------------------------------------

                                      LARGE CAP                 MID CAP
                                       GROWTH                   GROWTH
                                        FUND                     FUND
--------------------------------------------------------------------------------
                                 YEAR          YEAR         YEAR        YEAR
                                 ENDED        ENDED        ENDED       ENDED
                               MARCH 31,     MARCH 31,    MARCH 31,   MARCH 31,
                                 2010          2009         2010        2009
--------------------------------------------------------------------------------
From ordinary income         $ 2,186,079   $ 1,128,574  $        --  $        --
From long-term capital gains          --            --           --   11,814,206
From tax return of capital       500,658            --           --           --
--------------------------------------------------------------------------------
                             $ 2,686,737   $ 1,128,574  $        --  $11,814,206
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The following information is computed on a tax basis for each item as of March 31, 2010:

                                 DIVERSIFIED        GROWTH         LARGE CAP
                              SMALL CAP GROWTH   OPPORTUNITIES    CORE EQUITY
                                    FUND             FUND             FUND
--------------------------------------------------------------------------------
Tax cost of portfolio of
  investments                   $ 40,587,652    $ 65,696,671    $ 55,133,120
================================================================================
Gross unrealized appreciation      5,201,095       6,283,822       3,905,705
Gross unrealized depreciation       (973,402)     (1,077,160)     (1,374,404)
--------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)                   4,227,693       5,206,662       2,531,301
Undistributed ordinary income              1              --         522,174
Capital loss carryforward        (20,995,910)    (44,860,643)    (10,096,769)
Post October losses                 (445,502)             --        (150,498)
--------------------------------------------------------------------------------
    Accumulated deficit         $(17,213,718)   $(39,653,981)   $ (7,193,792)
================================================================================

                                               LARGE CAP           MID CAP
                                                GROWTH             GROWTH
                                                 FUND               FUND
--------------------------------------------------------------------------------
Tax cost of portfolio of investments         $ 804,613,220    $ 872,795,379
================================================================================
Gross unrealized appreciation                  201,801,062      151,825,869
Gross unrealized depreciation                   (6,514,295)     (20,394,234)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)     195,286,767      131,431,635
Undistributed ordinary income                           (1)              --
Capital loss carryforward                     (338,079,373)    (131,553,464)
Post October losses                                     --               --
--------------------------------------------------------------------------------
    Accumulated deficit                      $(142,792,607)   $    (121,829)
================================================================================

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

As of March 31, 2010, the Funds had the following capital loss carryforwards for federal income tax purposes.

                                                                     EXPIRES
FUND                                            AMOUNT              MARCH 31,
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund          $      11,436,443          2014
                                                   3,627,106          2017
                                                   5,932,361          2018
                                           -----------------
                                           $      20,995,910
                                           -----------------


Growth Opportunities Fund                  $      21,887,780          2011
                                                  17,098,132          2012
                                                   1,976,702          2013
                                                   3,131,509          2017
                                                     766,520          2018
                                           -----------------
                                           $      44,860,643
                                           -----------------

Large Cap Core Equity Fund                 $       1,053,666          2017
                                                   9,043,103          2018
                                           -----------------
                                           $      10,096,769
                                           -----------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                     EXPIRES
FUND                                            AMOUNT              MARCH 31,
--------------------------------------------------------------------------------
Large Cap Growth Fund                      $      26,177,120          2015
                                                  41,526,594          2017
                                                 270,375,659          2018
                                           -----------------
                                           $     338,079,373
                                           -----------------

Mid Cap Growth Fund                        $      55,424,720          2017
                                                  76,128,744          2018
                                           -----------------
                                           $     131,553,464
                                           -----------------

The capital loss carryforwards and Post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Fund's capital accounts on a tax basis. The following reclassification of net investment loss have been made to the following Funds for the year ended March 31, 2010:

                                                    ACCUMULATED     ACCUMULATED
                                       PAID-IN    NET INVESTMENT   NET REALIZED
                                       CAPITAL       INCOME           GAINS
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund   $  (255,757)   $   255,757     $         --
Growth Opportunities Fund           $  (114,116)   $   114,116     $         --
Large Cap Core Equity Fund          $        --    $        --     $         --
Large Cap Growth Fund               $(3,026,486)   $ 3,026,486     $         --
Mid Cap Growth Fund                 $(2,845,214)   $ 2,845,214     $         --

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2007 through 2010) and have concluded that no provision for income tax is required in their financial statements.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended March 31, 2010:

                                      DIVERSIFIED
                                       SMALL CAP       GROWTH         LARGE CAP
                                        GROWTH      OPPORTUNITIES    CORE EQUITY
                                         FUND           FUND            FUND
--------------------------------------------------------------------------------
Purchases of investment securities   $25,583,269     $65,419,029     $12,453,318
--------------------------------------------------------------------------------
Proceeds from sales and maturities   $20,422,343     $38,332,168     $25,690,892
--------------------------------------------------------------------------------

                                                      LARGE CAP        MID CAP
                                                       GROWTH          GROWTH
                                                        FUND            FUND
--------------------------------------------------------------------------------
Purchases of investment securities                   $679,506,055   $464,072,496
--------------------------------------------------------------------------------
Proceeds from sales and maturities                   $892,437,307   $497,865,546
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.), and/or JPMorgan Chase Bank, N.A. (JPMorgan) the Sub-Administrator and Transfer Agent to the Funds. The Advisor and Underwriter are each wholly owned indirect subsidiaries of The Western and Southern Life Insurance Company (Western-Southern).

MANAGEMENT AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as follows:

Diversified Small Cap Growth Fund               1.05%
----------------------------------------------------------------------------------------------
Growth Opportunities Fund                       0.83% on the first $500 million
                                                0.80% on the next $500 million
                                                0.75% of such assets in excess of $1 billion
----------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                      0.65% on the first $100 million
                                                0.60% on the next $100 million
                                                0.55% on the next $100 million
                                                0.50% of such assets in excess of $300 million
----------------------------------------------------------------------------------------------
Large Cap Growth Fund                           0.75% on the first $200 million
                                                0.70% on the next $800 million
                                                0.65% of such assets in excess of $1 billion
----------------------------------------------------------------------------------------------
Mid Cap Growth Fund                             0.80%
----------------------------------------------------------------------------------------------

The Advisor has retained various Sub-Advisors to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Advisor (not the Funds) pays the Sub-Advisors a fee for these services.

Fort Washington Investment Advisors, Inc., an affiliate of the Advisor, has been retained by the Advisor to manage the investments of the Diversified Small Cap Growth Fund.

Westfield Capital Management Company, LP has been retained by the Advisor to manage the investments of the Growth Opportunities Fund and a portion of the investments of the Mid Cap Growth Fund.

Todd/Veredus Asset Management, LLC has been retained by the Advisor to manage the investments of the Large Cap Core Equity Fund.

Navellier & Associates, Inc. has been retained by the Advisor to manage the investments of the Large Cap Growth Fund.

TCW Investment Management Company has been retained by the Advisor to manage a portion of the investments of the Mid Cap Growth Fund.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervising the preparation of tax returns, coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, preparing materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust, Touchstone Funds Group Trust, Touchstone Investment Trust (excluding Institutional Money Market Fund), and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The Advisor has engaged JPMorgan as the Sub-Administrator to the Trust. JPMorgan provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

EXPENSE LIMITATION AGREEMENT

The Trust and the Advisor have entered into an Expense Limitation Agreement to contractually limit operating expenses of the Funds. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Funds as follows through July 31, 2010:

                                          CLASS A       CLASS B         CLASS C         CLASS Y        INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund          1.40%            --           2.15%           1.15%                 --
Growth Opportunities Fund                  1.24%            --           1.99%           0.99%               0.84%
Large Cap Core Equity Fund                 1.15%            --           1.90%             --                  --
Large Cap Growth Fund                      1.25%          2.00%          2.00%           0.99%                 --
Mid Cap Growth Fund                        1.50%          2.25%          2.25%           1.25%                 --

For the year ended March 31, 2010, the Advisor waived investment advisory fees, administration fees, and/or reimbursed expenses as follows:

                                        INVESTMENT                      OTHER OPERATING
                                         ADVISORY      ADMINISTRATION     EXPENSES
                                        FEES WAIVED     FEES WAIVED      REIMBURSED
----------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund      $   86,860        $  55,159        $  52,094
Growth Opportunities Fund              $   41,679        $  77,390        $ 133,969
Large Cap Core Equity Fund             $       --        $ 101,610        $      --
Large Cap Growth Fund                  $       --        $ 983,834        $      --
Mid Cap Growth Fund                    $       --        $ 240,910        $      --

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, JPMorgan receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

For the year ended March 31, 2010, the following Funds reimbursed the Advisor for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds. These amounts are included in transfer agent fees on the Statements of Operations:

                                                                AMOUNT
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund                          $           7,730
Growth Opportunities Fund                                  $           6,458
Large Cap Core Equity Fund                                 $           2,594
Large Cap Growth Fund                                      $         468,319
Mid Cap Growth Fund                                        $         327,500

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of shares of the following Funds for the year ended March 31, 2010:

                                                                AMOUNT
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund                          $           2,518
Growth Opportunities Fund                                  $           8,706
Large Cap Core Equity Fund                                 $           2,107
Large Cap Growth Fund                                      $          21,147
Mid Cap Growth Fund                                        $          46,696

In addition, the Underwriter collected the following contingent deferred sales charges on the redemption of Class B and Class C shares of the following Funds during the year ended March 31, 2010:

                                                                AMOUNT
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund                          $             221
Growth Opportunities Fund                                  $             108
Large Cap Core Equity Fund                                 $             205
Large Cap Growth Fund                                      $          53,812
Mid Cap Growth Fund                                        $          30,714

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which Class A shares of each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class B and Class C Plan) under which Class B and Class C shares of each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class B and Class C Plan is 1.00% of average daily net assets attributable to Class B and Class C shares.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust and provides administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from each Fund.

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with the several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

A summary of each Fund's investment in the Touchstone Institutional Money Market Fund, for the year ended March 31, 2010, is noted below:

                                                          SHARE ACTIVITY
                                     ----------------------------------------------------
                                      BALANCE                                    BALANCE                    VALUE
                                      03/31/09     PURCHASES       SALES        03/31/10     DIVIDENDS     03/31/10
---------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund       641,572    14,218,991    14,307,658       552,905   $     4,477   $   552,905
---------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund               433,965    44,070,610    41,466,811     3,037,764   $     6,132   $ 3,037,764
---------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund              597,038    19,206,593    18,712,412     1,091,219   $     6,894   $ 1,091,219
---------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                14,569,372   457,452,812   461,833,179    10,189,005   $   110,675   $10,189,005
---------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                  32,053,889   274,416,095   306,302,245       167,739   $   146,465   $   167,739
---------------------------------------------------------------------------------------------------------------------

As of March 31, 2010, 52% of the Large Cap Core Equity Fund was owned by Western-Southern and subsidiaries.


6. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

                                                      DIVERSIFIED SMALL CAP           GROWTH
                                                           GROWTH FUND           OPPORTUNITIES FUND
-------------------------------------------------------------------------------------------------------
                                                   YEAR          YEAR           YEAR          YEAR
                                                   ENDED         ENDED          ENDED         ENDED
                                                 MARCH 31,     MARCH 31,      MARCH 31,     MARCH 31,
                                                   2010          2009           2010        2009(A)(B)
-------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                        401,883       284,069       698,951       597,146
Shares redeemed                                   (447,487)   (1,183,072)     (404,810)     (564,842)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding      (45,604)     (899,003)      294,141        32,304
Shares outstanding, beginning of period          1,444,250     2,343,253     1,247,499     1,215,195
-------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                1,398,646     1,444,250     1,541,640     1,247,499
=======================================================================================================

CLASS B
Shares sold                                             --            --            --        12,106
Shares redeemed                                         --            --            --      (109,949)
-------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding                      --            --            --       (97,843)
Shares outstanding, beginning of period                 --            --            --        97,843
-------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                       --            --            --            --
=======================================================================================================

CLASS C
Shares sold                                          8,851        75,215        49,028        95,132
Shares redeemed                                    (85,721)     (142,717)      (96,167)     (177,424)
-------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding                 (76,870)      (67,502)      (47,139)      (82,292)
Shares outstanding, beginning of period            365,887       433,389       462,079       544,371
-------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                  289,017       365,887       414,940       462,079
=======================================================================================================

CLASS Y
Shares sold                                      1,219,487       381,513       113,986           174
Shares redeemed                                   (339,541)     (459,173)       (7,994)           --
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding      879,946       (77,660)      105,992           174
Shares outstanding, beginning of period          1,397,393     1,475,053           174            --
-------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                2,277,339     1,397,393       106,166           174
=======================================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                 DIVERSIFIED SMALL CAP                GROWTH
                                                      GROWTH FUND                OPPORTUNITIES FUND
-------------------------------------------------------------------------------------------------------
                                                   YEAR          YEAR           YEAR          YEAR
                                                   ENDED         ENDED          ENDED         ENDED
                                                 MARCH 31,     MARCH 31,      MARCH 31,     MARCH 31,
                                                   2010          2009           2010        2009(A)(B)
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Shares sold                                             --            --     1,104,600          174
Shares redeemed                                         --            --       (65,305)          --
-------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                      --            --     1,039,295          174
Shares outstanding, beginning of period                 --            --           174           --
-------------------------------------------------------------------------------------------------------
Shares outstanding, end of period                       --            --     1,039,469          174
=======================================================================================================

(A) Class B represents the period from April 1, 2008 through February 1, 2009.

(B) Class Y and Institutional Class represent the period from commencement of operations (February 2, 2009) through March 31, 2009.

                                                         LARGE CAP                    LARGE CAP
                                                     CORE EQUITY FUND                GROWTH FUND
---------------------------------------------------------------------------------------------------------
                                                    YEAR           YEAR           YEAR           YEAR
                                                    ENDED          ENDED          ENDED          ENDED
                                                  MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                    2010           2009           2010           2009
---------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                         382,755      1,320,503      3,067,281     12,745,671
Shares reinvested                                    31,314        752,009         39,843         15,664
Shares redeemed                                  (2,026,290)    (2,719,015)   (15,414,647)   (13,751,512)
---------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding               (1,612,221)      (646,503)   (12,307,523)      (990,177)
Shares outstanding, beginning of year             7,517,776      8,164,279     28,433,582     29,423,759
---------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                   5,905,555      7,517,776     16,126,059     28,433,582
=========================================================================================================

CLASS B
Shares sold                                              --             --            787        100,102
Shares redeemed                                          --             --       (250,663)      (362,105)
---------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding                       --             --       (249,876)      (262,003)
Shares outstanding, beginning of year                    --             --        997,449      1,259,452
---------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                          --             --        747,573        997,449
=========================================================================================================

CLASS C
Shares sold                                          29,779        294,725        667,999      2,714,036
Share reinvested                                         --         22,799             --             --
Shares redeemed                                    (107,144)      (288,175)    (3,205,389)    (3,021,193)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding       (77,365)        29,349     (2,537,390)      (307,157)
Shares outstanding, beginning of year               312,351        283,002      9,657,926      9,965,083
---------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                     234,986        312,351      7,120,536      9,657,926
=========================================================================================================

CLASS Y
Shares sold                                              --             --      6,986,425     15,826,281
Shares reinvested                                        --             --         81,995         44,535
Shares redeemed                                          --             --     (4,083,242)    (3,249,013)
---------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                       --             --      2,985,178     12,621,803
Shares outstanding, beginning of year                    --             --     13,907,460      1,285,657
---------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                          --             --     16,892,638     13,907,460
=========================================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                               MID CAP
                                                             GROWTH FUND
--------------------------------------------------------------------------------
                                                        YEAR            YEAR
                                                        ENDED          ENDED
                                                      MARCH 31,       MARCH 31,
                                                        2010           2009(A)
--------------------------------------------------------------------------------
CLASS A
Shares sold                                          9,450,111       11,219,498
Shares reinvested                                           --          494,434
Shares redeemed                                    (11,246,950)     (11,715,127)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                  (1,796,839)          (1,195)
Shares outstanding, beginning of period             30,707,280       30,708,475
--------------------------------------------------------------------------------
Shares outstanding, end of period                   28,910,441       30,707,280
================================================================================

CLASS B
Shares sold                                             11,658          130,202
Shares reinvested                                           --           49,864
Shares redeemed                                       (770,301)        (910,093)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                    (758,643)        (730,027)
Shares outstanding, beginning of period              2,687,973        3,418,000
--------------------------------------------------------------------------------
Shares outstanding, end of period                    1,929,330        2,687,973
================================================================================

CLASS C
Shares sold                                          1,099,323        1,903,113
Share reinvested                                            --          213,999
Shares redeemed                                     (2,694,366)      (4,331,573)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                  (1,595,043)      (2,214,461)
Shares outstanding, beginning of period             14,444,123       16,658,584
--------------------------------------------------------------------------------
Shares outstanding, end of period                   12,849,080       14,444,123
================================================================================

CLASS Y
Shares sold                                          1,818,788              189
Shares redeemed                                       (528,358)              --
--------------------------------------------------------------------------------
Net increase in shares outstanding                   1,290,430              189
Shares outstanding, beginning of period                    189               --
--------------------------------------------------------------------------------
Shares outstanding, end of period                    1,290,619              189
================================================================================

(A) Class Y represents the period from commencement of operations (February 2, 2009) through March 31, 2009.

7. CUSTODY OFFSET ARRANGEMENT

Some Funds may participate in the Custody Fee Offset Program offered by the Custodian when they execute security trades where the Custodian is the broker. If a Fund chooses to participate in the Custody Fee Offset Program, a rebate amount will be applied to and credited against the fees payable by the Fund to the Custodian. For financial reporting purposes for the year ended March 31, 2010, there were no fees reduced by the Custodian. Effective June 1, 2009, the Custody Fee Offset Program was terminated.

8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

9. SUBSEQUENT EVENTS

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds' financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Diversified Small Cap Growth Fund - March 31, 2010
--------------------------------------------------------------------------------

                                                                       MARKET
COMMON STOCKS -- 97.7%                                    SHARES       VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 27.0%
Ariba, Inc.* +                                           26,440    $    339,754
Atheros Communications, Inc.*                            15,121         585,334
Avnet, Inc.*                                             10,866         325,980
Blue Coat Systems, Inc.*                                  5,865         182,050
CACI International, Inc. - Class A*                       7,095         346,591
comScore, Inc.*                                          17,139         286,050
DivX, Inc.*                                              17,405         124,620
Euronet Worldwide, Inc.*                                 21,224         391,158
F5 Networks, Inc.*                                        3,093         190,250
Finisar Corp.* +                                         13,783         216,531
j2 Global Communications, Inc.* +                        15,701         367,403
Mantech International Corp. - Class A*                    7,125         347,914
Mellanox Technologies Ltd.*                               8,755         206,355
MICROS Systems, Inc.*                                     6,538         214,970
Microsemi Corp.* +                                       28,722         498,040
Multi-Fineline Electronix, Inc.*                          9,865         254,122
Netscout Systems, Inc.*                                  24,679         365,002
Nuance Communications, Inc.*                             16,152         268,769
Oplink Communications, Inc.*                             13,019         241,372
Parametric Technology Corp.*                             15,325         276,616
Polycom, Inc.*                                            8,245         252,132
Progress Software Corp.* +                               13,360         419,905
Riverbed Technology, Inc.*                               14,086         400,042
Skyworks Solutions, Inc.* +                              43,687         681,517
Sybase, Inc.* +                                           5,755         268,298
Taleo Corp.- Class A*                                    12,911         334,524
Tessera Technologies, Inc.*                              10,013         203,064
Virtusa Corp.*                                           21,031         216,830
VistaPrint NV*                                            8,230         471,168
Web.com Group, Inc.*                                     35,021         190,865
Wright Express Corp.*                                     9,244         278,429
--------------------------------------------------------------------------------
                                                                      9,745,655
--------------------------------------------------------------------------------

HEALTH CARE -- 25.0%
Acorda Therapeutics, Inc.*                               21,755         744,021
Alexion Pharmaceuticals, Inc.*                           12,238         665,380
Auxilium Pharmaceuticals, Inc.* +                        21,220         661,215
BioMarin Pharmaceutical, Inc.* +                         28,041         655,318
CryoLife, Inc.*                                          33,705         218,071
eResearchTechnology, Inc.*                               35,961         248,491
Genomic Health, Inc.* +                                  27,698         487,208
HMS Holdings Corp.* +                                     8,820         449,732
Inspire Pharmaceuticals, Inc.*                           66,210         413,150
Insulet Corp.* +                                         13,935         210,279
NuVasive, Inc.* +                                         9,980         451,096
Onyx Pharmaceuticals, Inc.*                               7,785         235,730
RTI Biologics, Inc.*                                     95,005         411,372
Salix Pharmaceuticals Ltd.*                              12,735         474,379
Somaxon Pharmaceuticals, Inc.*                           18,999         164,341
SonoSite, Inc.* +                                        14,125         453,554
Spectranetics Corp. (The)*                               70,145         484,702
TranS1, Inc.*                                            36,493         118,602
United Therapeutics Corp.*                                9,385         519,272
Vanda Pharmaceuticals, Inc.* +                           31,460         363,048
Wright Medical Group, Inc.*                              34,650         615,731
--------------------------------------------------------------------------------
                                                                      9,044,692
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 19.7%
99 Cents Only Stores*                                    31,526         513,874
American Public Education, Inc.*                          3,827         178,338
Big Lots, Inc.*                                          15,908         579,369
BJ's Restaurants, Inc.* +                                11,175         260,378
Capella Education Co.*                                    7,812         725,266
Chico's FAS, Inc.                                        12,130         174,915
Chipotle Mexican Grill, Inc. - Class A* +                 1,715         193,229
Coinstar, Inc.* +                                        18,406         598,195
Deckers Outdoor Corp.*                                    3,836         529,368
Fuel Systems Solutions, Inc.* +                           4,920         157,243
LKQ Corp.*                                               21,115         428,635
Morningstar, Inc.*                                        6,780         326,050
Netflix, Inc.* +                                          8,923         657,982
Panera Bread Co. - Class A*                               3,305         252,799
PetMed Express, Inc. +                                   19,358         429,167
Steiner Leisure Ltd.*                                     5,719         253,466
Tractor Supply Co. +                                      7,001         406,408
Tupperware Brands Corp.                                   8,980         433,016
--------------------------------------------------------------------------------
                                                                      7,097,698
--------------------------------------------------------------------------------

INDUSTRIALS -- 11.8%
AAR Corp.*                                               10,515         260,982
Ameron International Corp.                                2,136         134,333
Ducommun, Inc.                                           11,254         236,447
EnPro Industries, Inc.*                                  10,404         302,548
GrafTech International Ltd.* +                           15,435         210,997
Granite Construction, Inc. +                              3,930         118,765
Harbin Electric, Inc.* +                                 15,570         336,156
Kforce, Inc.*                                            21,126         321,327
LaBarge, Inc.*                                           14,498         160,203
Ladish Co., Inc.*                                         8,740         176,198
MYR Group, Inc.* +                                       13,340         217,575
Powell Industries, Inc.*                                  2,350          76,446
SFN Group, Inc.*                                         34,445         275,904
Sykes Enterprises, Inc.*                                 19,605         447,778
Towers Watson & Co. - Class A                             6,966         330,885
Wabtec Corp.                                              3,968         167,132
Woodward Governor Co.                                    14,982         479,124
--------------------------------------------------------------------------------
                                                                      4,252,800
--------------------------------------------------------------------------------

FINANCIALS -- 6.1%
Cash America International, Inc.                          8,240         325,315
Encore Capital Group, Inc.*                              14,798         243,427
EZCORP, Inc. - Class A*                                  29,690         611,614
First Cash Financial Services, Inc.*                     16,960         365,827
Portfolio Recovery Associates, Inc.* +                    9,570         525,106
SWS Group, Inc.                                          11,936         137,622
--------------------------------------------------------------------------------
                                                                      2,208,911
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund (Continued)
--------------------------------------------------------------------------------

                                                                       MARKET
COMMON STOCKS -- 97.7% (CONTINUED)                       SHARES        VALUE
--------------------------------------------------------------------------------

ENERGY -- 4.5%
Alpha Natural Resources, Inc.*                            3,680    $    183,595
Arena Resources, Inc.*                                    3,185         106,379
Atwood Oceanics, Inc.*                                    5,062         175,297
Lufkin Industries, Inc.                                   3,600         284,940
Natural Gas Services Group, Inc.*                        11,776         186,885
T-3 Energy Services, Inc.*                               10,790         265,002
World Fuel Services Corp. +                              15,985         425,841
--------------------------------------------------------------------------------
                                                                      1,627,939
--------------------------------------------------------------------------------

MATERIALS -- 1.8%
Balchem Corp.                                             8,167         201,316
Koppers Holdings, Inc.                                    6,390         180,965
LSB Industries, Inc.*                                     3,494          53,248
Worthington Industries, Inc.                             13,240         228,920
--------------------------------------------------------------------------------
                                                                        664,449
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 1.0%
Syniverse Holdings, Inc.*                                18,410         358,443
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 0.8%
BJ's Wholesale Club, Inc.*                                2,536          93,806
Flowers Foods, Inc.                                       3,920          96,981
Lancaster Colony Corp.                                    1,782         105,067
--------------------------------------------------------------------------------
                                                                        295,854
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                $ 35,296,441
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 26.3%
Invesco AIM Liquid Assets Portfolio**                 8,965,999       8,965,999
Touchstone Institutional
    Money Market Fund^                                  552,905         552,905
--------------------------------------------------------------------------------
TOTAL INVESTMENT FUNDS                                             $  9,518,904
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 124.0%
(Cost $38,871,841)                                                 $ 44,815,345

LIABILITIES IN EXCESS OF OTHER ASSETS -- (24.0%)                     (8,675,540)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                               $ 36,139,805
================================================================================

+ All or a portion of the security is on loan. The total value of the securities on loan as of March 31, 2010, was $8,687,410.

*     Non-income producing security.

**    Represents collateral for securities loaned.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.


OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                              VALUATION INPUTS AT REPORTING DATE
DESCRIPTION           LEVEL 1       LEVEL 2       LEVEL 3         TOTAL
----------------------------------------------------------------------------
Common Stocks     $   35,296,441   $     --       $     --    $   35,296,441
Investment Funds       9,518,904         --             --         9,518,904
============================================================================
                                                              $   44,815,345

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Growth Opportunities Fund - March 31, 2010
--------------------------------------------------------------------------------

                                                                        MARKET
COMMON STOCKS -- 99.3%                                   SHARES         VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 35.4%
Accenture PLC - Class A                                  15,650    $    656,518
Alliance Data Systems Corp.* +                           15,600         998,244
Apple, Inc.*                                              6,080       1,428,374
BMC Software, Inc.*                                      28,000       1,064,000
Cisco Systems, Inc.*                                     49,600       1,291,088
Corning, Inc.                                            69,050       1,395,500
EMC Corp.*                                               70,100       1,264,604
Google, Inc. - Class A*                                   2,150       1,219,071
Hewlett-Packard Co. +                                    30,200       1,605,130
Intel Corp.                                              56,100       1,248,786
International Business Machines Corp.                    13,140       1,685,205
LSI Corp.* +                                            156,400         957,168
McAfee, Inc.*                                            22,700         910,951
Microsoft Corp.                                          67,400       1,972,798
NICE Systems Ltd. - ADR*                                 31,250         992,188
Nuance Communications, Inc.*                             84,100       1,399,424
Oracle Corp.                                             59,300       1,523,417
QUALCOMM, Inc.                                           27,550       1,156,825
--------------------------------------------------------------------------------
                                                                     22,769,291
--------------------------------------------------------------------------------

HEALTH CARE -- 17.3%
Adolor Corp.*                                           180,100         324,180
Celgene Corp.*                                           34,925       2,163,953
Dionex Corp.*                                            12,950         968,401
Elan Corp. PLC - ADR*                                   131,600         997,528
Life Technologies Corp.*                                 24,800       1,296,296
Santarus, Inc.*                                          99,200         533,696
Shire PLC - ADR +                                        25,900       1,708,364
United Therapeutics Corp.*                               17,300         957,209
Vertex Pharmaceuticals, Inc.*                            29,100       1,189,317
Warner Chilcott PLC - Class A*                           39,350       1,005,392
--------------------------------------------------------------------------------
                                                                     11,144,336
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 10.6%
CVS Caremark Corp.                                       45,300       1,656,168
PepsiCo, Inc.                                            28,600       1,892,176
Procter & Gamble Co./The                                 18,900       1,195,803
Ralcorp Holdings, Inc.*                                  16,150       1,094,647
Wal-Mart Stores, Inc.                                    17,800         989,680
--------------------------------------------------------------------------------
                                                                      6,828,474
--------------------------------------------------------------------------------

MATERIALS -- 10.2%
Air Products & Chemicals, Inc.                           13,150         972,443
Celanese Corp.                                           43,700       1,391,845
Goldcorp, Inc.                                           26,950       1,003,079
Mosaic Co./The                                           19,450       1,181,976
Owens-Illinois, Inc.*                                    36,700       1,304,318
Yamana Gold, Inc. +                                      70,100         690,485
--------------------------------------------------------------------------------
                                                                      6,544,146
--------------------------------------------------------------------------------

INDUSTRIALS -- 9.1%
AMETEK, Inc.                                             29,150       1,208,559
BE Aerospace, Inc.*                                      43,100       1,312,395
Dover Corp.                                              29,100       1,360,425
Goodrich Corp.                                           15,100       1,064,852
IDEX Corp. +                                             27,500         910,250
--------------------------------------------------------------------------------
                                                                      5,856,481
--------------------------------------------------------------------------------

ENERGY -- 8.0%
CONSOL Energy, Inc.                                      28,000       1,194,480
ENSCO International, Inc. - ADR                          29,150       1,305,337
National-Oilwell Varco, Inc.                             36,650       1,487,257
Weatherford International Ltd.*                          73,400       1,164,124
--------------------------------------------------------------------------------
                                                                      5,151,198
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 6.0%
Bed Bath & Beyond, Inc.*                                 22,700         993,352
Netflix, Inc.* +                                          9,700         715,278
Target Corp.                                             20,450       1,075,670
Urban Outfitters, Inc.*                                  28,000       1,064,840
--------------------------------------------------------------------------------
                                                                      3,849,140
--------------------------------------------------------------------------------

FINANCIALS -- 2.7%
Waddell & Reed Financial, Inc. - Class A                 47,450       1,710,098
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                $ 63,853,164
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 11.0%
Invesco AIM Liquid Assets Portfolio**                 4,012,405       4,012,405
Touchstone Institutional
    Money Market Fund^                                3,037,764       3,037,764
--------------------------------------------------------------------------------
TOTAL INVESTMENT FUNDS                                             $  7,050,169
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 110.3%
(Cost $65,383,456)                                                 $ 70,903,333

LIABILITIES IN EXCESS OF OTHER ASSETS -- (10.3%)                     (6,605,582)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                               $ 64,297,751
================================================================================

+ All or a portion of the security is on loan. The total value of the securities on loan as of March 31, 2010, was $3,894,998.

*     Non-income producing security.

**    Represents collateral for securities loaned.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

ADR - American Depositary Receipt

PLC - Public Liability Company

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.


                                    VALUATION INPUTS AT REPORTING DATE
DESCRIPTION                 LEVEL 1        LEVEL 2       LEVEL 3        TOTAL
--------------------------------------------------------------------------------
Common Stocks             $63,853,164    $       --    $       --    $63,853,164
Investment Funds            7,050,169            --            --      7,050,169
================================================================================
                                                                     $70,903,333

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Large Cap Core Equity Fund - March 31, 2010
--------------------------------------------------------------------------------

                                                                       MARKET
COMMON STOCKS -- 97.9%                                  SHARES         VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 22.5%
Cisco Systems, Inc.*                                    60,048    $  1,563,049
Fiserv, Inc.*                                           10,270         521,305
Hewlett-Packard Co. +                                   25,583       1,359,736
Intel Corp.                                             55,259       1,230,065
International Business Machines Corp.                    8,130       1,042,673
Microsoft Corp.                                         59,951       1,754,766
Oracle Corp.                                            58,155       1,494,002
QUALCOMM, Inc.                                          27,539       1,156,363
Tyco Electronics Ltd.                                   39,435       1,083,674
Western Digital Corp.*                                  21,190         826,198
--------------------------------------------------------------------------------
                                                                    12,031,831
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 13.4%
Best Buy Co., Inc.                                      25,639       1,090,683
Dollar Tree, Inc.*                                      14,130         836,779
Home Depot, Inc. +                                      16,420         531,187
Honda Motor Co. Ltd. - ADR                              24,070         849,430
McDonald's Corp.                                        13,470         898,718
Ross Stores, Inc.                                       29,110       1,556,512
Target Corp.                                            26,136       1,374,754
--------------------------------------------------------------------------------
                                                                     7,138,063
--------------------------------------------------------------------------------

FINANCIALS -- 13.2%
Aflac, Inc.                                             33,898       1,840,323
Allstate Corp./The                                      24,036         776,603
American Express Co.                                    26,078       1,075,978
Goldman Sachs Group, Inc./The                            7,445       1,270,340
Morgan Stanley                                          36,629       1,072,863
State Street Corp.                                      22,590       1,019,713
--------------------------------------------------------------------------------
                                                                     7,055,820
--------------------------------------------------------------------------------

INDUSTRIALS -- 11.8%
Danaher Corp.                                           10,215         816,281
Emerson Electric Co.                                    17,612         886,588
Honeywell International, Inc.                           12,006         543,512
Illinois Tool Works, Inc.                               21,959       1,039,978
Union Pacific Corp.                                     16,948       1,242,288
United Technologies Corp.                               24,327       1,790,710
--------------------------------------------------------------------------------
                                                                     6,319,357
--------------------------------------------------------------------------------

HEALTH CARE -- 11.2%
Johnson & Johnson                                       13,507         880,657
Laboratory Corp. of America Holdings*                   16,003       1,211,587
McKesson Corp.                                          16,911       1,111,391
Novartis AG - ADR +                                     22,882       1,237,916
Teva Pharmaceutical Industries Ltd. - ADR               13,650         861,042
WellPoint, Inc.*                                        10,297         662,921
--------------------------------------------------------------------------------
                                                                     5,965,514
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 8.8%
Altria Group, Inc.                                      34,665         711,326
CVS Caremark Corp.                                      21,091         771,087
Kimberly-Clark Corp.                                     8,441         530,770
PepsiCo, Inc.                                           15,260       1,009,602
Philip Morris International, Inc.                       31,828       1,660,148
--------------------------------------------------------------------------------
                                                                     4,682,933
--------------------------------------------------------------------------------

ENERGY -- 8.7%
Chesapeake Energy Corp.                                 34,830         823,381
Chevron Corp.                                           16,151       1,224,730
ENSCO International, Inc. - ADR                         21,422         959,277
Marathon Oil Corp.                                      26,107         826,026
Transocean Ltd.*                                         9,718         839,441
--------------------------------------------------------------------------------
                                                                     4,672,855
--------------------------------------------------------------------------------

MATERIALS -- 3.9%
BHP Billiton Ltd. - ADR +                               11,210         900,387
Praxair, Inc.                                           14,102       1,170,466
--------------------------------------------------------------------------------
                                                                     2,070,853
--------------------------------------------------------------------------------

UTILITIES -- 2.5%
Dominion Resources, Inc. +                              32,594       1,339,939
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 1.9%
AT&T, Inc.                                              39,289       1,015,228
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                               $ 52,292,393
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 10.1%
Invesco AIM Liquid Assets Portfolio**                4,280,809       4,280,809
Touchstone Institutional
    Money Market Fund^                               1,091,219       1,091,219
--------------------------------------------------------------------------------
TOTAL INVESTMENT FUNDS                                            $  5,372,028
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 108.0%
(Cost $52,268,780)                                                $ 57,664,421

LIABILITIES IN EXCESS OF OTHER ASSETS -- (8.0%)                     (4,263,238)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 53,401,183
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of the securities on loan as of March 31, 2010, was $4,173,716.

**    Represents collateral for securities loaned.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

ADR   - American Depositary Receipt

--------------------------------------------------------------------------------
Large Cap Core Equity Fund (Continued)
--------------------------------------------------------------------------------

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                                    VALUATION INPUTS AT REPORTING DATE
DESCRIPTION                 LEVEL 1        LEVEL 2       LEVEL 3       TOTAL
--------------------------------------------------------------------------------
Common Stocks             $52,292,393    $       --    $       --    $52,292,393
Investment Funds            5,372,028            --            --      5,372,028
================================================================================
                                                                     $57,664,421

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Large Cap Growth Fund - March 31, 2010
--------------------------------------------------------------------------------

                                                                       MARKET
COMMON STOCKS -- 99.1%                                    SHARES       VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 36.8%
Apple, Inc.*                                              70,320  $  16,520,278
Baidu, Inc. - ADR* +                                      47,710     28,482,870
Broadcom Corp. - Class A                                 776,300     25,757,634
Citrix Systems, Inc.* +                                  354,990     16,851,375
Cognizant Technology Solutions
    Corp. - Class A* +                                   425,970     21,715,951
Cree, Inc.* +                                            246,700     17,323,274
Google, Inc. - Class A*                                   48,000     27,216,480
Infosys Technologies Ltd. - ADR +                        361,750     21,288,987
International Business Machines Corp.                    188,140     24,128,955
Marvell Technology Group Ltd.*                         1,007,383     20,530,465
NetApp, Inc.*                                            622,650     20,273,484
Oracle Corp.                                             832,730     21,392,834
Salesforce.com, Inc.*                                    237,000     17,644,650
Taiwan Semiconductor
    Manufacturing Co. Ltd. - ADR                         882,939      9,262,030
Western Digital Corp.*                                   570,705     22,251,788
--------------------------------------------------------------------------------
                                                                    310,641,055
--------------------------------------------------------------------------------

MATERIALS -- 17.2%
BHP Billiton Ltd. - ADR +                                262,710     21,100,867
CF Industries Holdings, Inc.                             160,000     14,588,800
Companhia Siderurgica
    Nacional SA - ADR +                                  558,300     22,292,919
Goldcorp, Inc. +                                         311,000     11,575,420
Lubrizol Corp. +                                         206,849     18,972,190
Newmont Mining Corp.                                     245,600     12,508,408
Southern Copper Corp. +                                  665,500     21,076,385
Teck Resources Ltd. - Class B* +                         532,230     23,183,939
--------------------------------------------------------------------------------
                                                                    145,298,928
--------------------------------------------------------------------------------

HEALTH CARE -- 16.1%
Alcon, Inc.                                              105,336     17,018,084
Cerner Corp.* +                                          198,400     16,875,904
Express Scripts, Inc.*                                   228,560     23,258,266
McKesson Corp.                                           320,005     21,030,728
Medco Health Solutions, Inc.*                            395,175     25,512,498
Merck & Co., Inc.                                        390,985     14,603,290
Teva Pharmaceutical Industries Ltd. - ADR                281,800     17,775,944
--------------------------------------------------------------------------------
                                                                    136,074,714
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 11.1%
Amazon.com, Inc.*                                        177,750     24,126,008
AutoZone, Inc.* +                                         94,870     16,421,048
DIRECTV Group, Inc. - Class A*                           559,395     18,913,145
Kohl's Corp.* +                                          307,683     16,854,875
TJX Cos., Inc.                                           409,000     17,390,680
--------------------------------------------------------------------------------
                                                                     93,705,756
--------------------------------------------------------------------------------

ENERGY -- 11.1%
Anadarko Petroleum Corp.                                 336,180     24,483,990
Occidental Petroleum Corp.                               298,345     25,222,086
Southwestern Energy Co.*                                 596,925     24,306,786
Talisman Energy, Inc.                                  1,164,197     19,861,201
--------------------------------------------------------------------------------
                                                                     93,874,063
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 4.1%
Colgate-Palmolive Co.                                    191,335     16,313,222
Walgreen Co.                                             489,900     18,170,391
--------------------------------------------------------------------------------
                                                                     34,483,613
--------------------------------------------------------------------------------

INDUSTRIALS -- 2.7%
Precision Castparts Corp.                                181,200     22,959,852
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                               $ 837,037,981
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 19.3%
Invesco AIM Liquid Assets Portfolio**                152,673,001    152,673,001
Touchstone Institutional
    Money Market Fund^                                10,189,005     10,189,005
--------------------------------------------------------------------------------
TOTAL INVESTMENT FUNDS                                            $ 162,862,006
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 118.4%
(Cost $802,034,479)                                               $ 999,899,987

LIABILITIES IN EXCESS OF OTHER ASSETS -- (18.4%)                   (155,512,525)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                              $ 844,387,462
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of the securities on loan as of March 31, 2010, was $148,743,899.

**    Represents collateral for securities loaned.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

ADR - American Depositary Receipt

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                                    VALUATION INPUTS AT REPORTING DATE
DESCRIPTION                  LEVEL 1       LEVEL 2       LEVEL 3       TOTAL
--------------------------------------------------------------------------------
Common Stocks             $837,037,981   $      --   $         --   $837,037,981
Investment Funds           162,862,006          --             --    162,862,006
================================================================================
                                                                    $999,899,987

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Mid Cap Growth Fund - March 31, 2010
--------------------------------------------------------------------------------

                                                                       MARKET
COMMON STOCKS -- 98.8%                                 SHARES          VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 17.9%
Agilent Technologies, Inc.*                           184,600    $    6,348,394
Avago Technologies Ltd.*                              309,325         6,359,722
Avnet, Inc.*                                          163,500         4,905,000
BMC Software, Inc.*                                   240,600         9,142,800
Broadcom Corp. - Class A                              187,400         6,217,932
Brocade Communications
    Systems, Inc.* +                                1,180,800         6,742,368
Ciena Corp.* +                                        320,115         4,878,553
Gartner, Inc.*                                        410,200         9,122,848
Global Payments, Inc. +                               139,450         6,351,947
Lam Research Corp.* +                                 164,100         6,124,212
LSI Corp.*                                          1,914,029        11,713,857
Maxim Integrated Products, Inc.                       305,245         5,918,701
McAfee, Inc.*                                         229,768         9,220,590
NICE Systems Ltd. - ADR*                              371,800        11,804,650
ON Semiconductor Corp.* +                           1,593,450        12,747,600
QLogic Corp.*                                         257,900         5,235,370
Quest Software, Inc.*                                 514,100         9,145,839
Red Hat, Inc.*                                        268,000         7,844,360
Verigy Ltd.* +                                        336,551         3,762,640
Xilinx, Inc.                                          415,650        10,599,075
--------------------------------------------------------------------------------
                                                                    154,186,458
--------------------------------------------------------------------------------

INDUSTRIALS -- 15.6%
AMETEK, Inc.                                          218,750         9,069,375
Cooper Industries PLC                                 158,600         7,603,284
Delta Air Lines, Inc.*                                646,000         9,425,140
Dover Corp. +                                         364,090        17,021,207
Hexcel Corp.* +                                       559,995         8,086,328
IDEX Corp. +                                          303,500        10,045,850
Jacobs Engineering Group, Inc.*                        95,802         4,329,292
Joy Global, Inc.                                      113,430         6,420,138
Kennametal, Inc. +                                    170,500         4,794,460
MSC Industrial Direct Co. - Class A +                 213,250        10,803,245
Precision Castparts Corp.                              89,680        11,363,353
Rockwell Collins, Inc. +                              117,245         7,338,365
Roper Industries, Inc. +                              180,500        10,440,120
Snap-On, Inc.                                          90,680         3,930,071
SPX Corp. +                                           104,275         6,915,518
WABCO Holdings, Inc.*                                 237,730         7,112,882
--------------------------------------------------------------------------------
                                                                    134,698,628
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 14.2%
Abercrombie & Fitch Co. - Class A                     160,000         7,302,400
American Eagle Outfitters, Inc.                       298,700         5,531,924
Bed Bath & Beyond, Inc.*                              297,565        13,021,444
Burger King Holdings, Inc.                            296,800         6,309,968
Coach, Inc.                                           295,221        11,667,134
DeVry, Inc.                                            84,800         5,528,960
Discovery Communications, Inc. - Class A* +           273,450         9,239,876
Foot Locker, Inc.                                     415,800         6,253,632
Fortune Brands, Inc.                                   76,100         3,691,611
Lear Corp.*                                            98,400         7,808,040
Lennar Corp. - Class A +                              194,300         3,343,903
Macy's, Inc.                                          284,274         6,188,645
Marriott International, Inc. - Class A +              243,713         7,681,834
Starbucks Corp.*                                      339,100         8,229,957
TJX Cos., Inc.                                        169,500         7,207,140
Toll Brothers, Inc.*                                  157,900         3,284,320
Urban Outfitters, Inc.*                               265,200        10,085,556
--------------------------------------------------------------------------------
                                                                    122,376,344
--------------------------------------------------------------------------------

HEALTH CARE -- 14.2%
Beckman Coulter, Inc. +                                48,800         3,064,640
Celgene Corp.*                                        180,432        11,179,567
Covance, Inc.* +                                      113,600         6,973,904
DaVita, Inc.*                                         142,250         9,018,650
Elan Corp. PLC - ADR*                               1,077,300         8,165,934
Life Technologies Corp.*                              210,550        11,005,448
Mettler-Toledo International, Inc.*                   101,150        11,045,580
Shire PLC - ADR +                                     185,950        12,265,262
Thermo Fisher Scientific, Inc.*                       117,195         6,028,511
United Therapeutics Corp.*                             98,400         5,444,472
Varian Medical Systems, Inc.* +                       270,741        14,980,100
Vertex Pharmaceuticals, Inc.*                         328,100        13,409,447
Warner Chilcott PLC - Class A*                        374,550         9,569,752
--------------------------------------------------------------------------------
                                                                    122,151,267
--------------------------------------------------------------------------------

FINANCIALS -- 12.9%
Ameriprise Financial, Inc.                            210,550         9,550,548
Annaly Capital Management, Inc. REIT +                514,100         8,832,238
Arch Capital Group Ltd.* +                             86,600         6,603,250
Assurant, Inc.                                        170,980         5,878,292
Comerica, Inc.                                         34,700         1,319,988
Discover Financial Services                           360,900         5,377,410
Federated Investors, Inc. - Class B +                 198,100         5,225,878
First Horizon National Corp.* +                       272,187         3,824,232
Hudson City Bancorp, Inc. +                           287,275         4,067,814
Invesco, Ltd.                                         337,920         7,403,827
KeyCorp +                                             862,500         6,684,375
Knight Capital Group, Inc. - Class A* +               411,525         6,275,756
New York Community Bancorp, Inc. +                    307,173         5,080,642
Northern Trust Corp.                                   97,600         5,393,376
PartnerRe Ltd. +                                       59,300         4,727,396
People's United Financial, Inc.                       307,469         4,808,815
Primerica, Inc.*                                       37,155           557,325
Synovus Financial Corp. +                           1,046,650         3,443,479
TCF Financial Corp. +                                 431,200         6,873,328
Willis Group Holdings PLC +                           208,689         6,529,879
Wilmington Trust Corp. +                              152,795         2,531,813
--------------------------------------------------------------------------------
                                                                    110,989,661
--------------------------------------------------------------------------------

ENERGY -- 9.8%
Cameron International Corp.*                          154,200         6,609,012
CONSOL Energy, Inc.                                   294,100        12,546,306
Denbury Resources, Inc.*                              623,250        10,514,227
Massey Energy Co.                                     328,150        17,158,964
Murphy Oil Corp.                                       92,020         5,170,604
National-Oilwell Varco, Inc.                          301,980        12,254,348

--------------------------------------------------------------------------------
Mid Cap Growth Fund (Continued)
--------------------------------------------------------------------------------

                                                                       MARKET
COMMON STOCKS -- 98.8% (CONTINUED)                     SHARES          VALUE
--------------------------------------------------------------------------------

ENERGY -- 9.8% (CONTINUED)
PetroHawk Energy Corp.* +                             251,000    $    5,090,280
Weatherford International Ltd.* +                     941,200        14,927,432
--------------------------------------------------------------------------------
                                                                     84,271,173
--------------------------------------------------------------------------------

MATERIALS -- 6.6%
Commercial Metals Co.                                 323,945         4,878,612
Crown Holdings, Inc.*                                 352,700         9,508,792
Cytec Industries, Inc. +                              108,325         5,063,111
Ecolab, Inc.                                          153,100         6,728,745
International Flavors & Fragrances, Inc.              148,635         7,085,430
Owens-Illinois, Inc.*                                 308,950        10,980,083
Pactiv Corp.*                                         212,800         5,358,304
Yamana Gold, Inc. +                                   749,200         7,379,620
--------------------------------------------------------------------------------
                                                                     56,982,697
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 4.1%
Bunge Ltd. +                                          155,900         9,608,117
H.J. Heinz Co. +                                      136,500         6,225,765
J.M. Smucker Co./The                                   89,750         5,408,335
Molson Coors Brewing Co. - Class B                    113,500         4,773,810
Ralcorp Holdings, Inc.*                               131,250         8,896,125
--------------------------------------------------------------------------------
                                                                     34,912,152
--------------------------------------------------------------------------------

UTILITIES -- 2.4%
Consolidated Edison, Inc. +                           137,170         6,109,552
Hawaiian Electric Industies, Inc. +                   211,839         4,755,785
PG&E Corp. +                                           76,000         3,223,920
Wisconsin Energy Corp.                                129,795         6,413,171
--------------------------------------------------------------------------------
                                                                     20,502,428
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 1.1%
NII Holdings, Inc.*                                   218,700         9,111,042
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                              $  850,181,850
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 17.9%
Invesco AIM Liquid Assets Portfolio**             153,877,425       153,877,425
Touchstone Institutional
    Money Market Fund^                                167,739           167,739
--------------------------------------------------------------------------------
TOTAL INVESTMENT FUNDS                                           $  154,045,164
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 116.7%
(Cost $865,834,825)                                              $1,004,227,014

LIABILITIES IN EXCESS OF OTHER ASSETS -- (16.7%)                   (143,346,938)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                             $  860,880,076
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of the securities on loan as of March 31, 2010, was $149,586,867.

**    Represents collateral for securities loaned.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

ADR - American Depositary Receipt

PLC - Public Liability Company

REIT - Real Estate Investment Trust

OTHER INFORMATION:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying notes to financial statements.

                          VALUATION INPUTS AT REPORTING DATE
DESCRIPTION                  LEVEL 1        LEVEL 2      LEVEL 3       TOTAL
--------------------------------------------------------------------------------
Common Stocks              $850,181,850   $       --   $       --   $850,181,850
Investment Funds            154,045,164           --           --    154,045,164
================================================================================
                                                                  $1,004,227,014

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Touchstone Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Strategic Trust, comprised of the Touchstone Diversified Small Cap Growth Fund, Touchstone Growth Opportunities Fund, Touchstone Large Cap Core Equity Fund, Touchstone Large Cap Growth Fund, and Touchstone Mid Cap Growth Fund (the "Funds"), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising the Touchstone Strategic Trust at March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


Cincinnati, Ohio
May 27, 2010

--------------------------------------------------------------------------------
Other Items (Unaudited)
--------------------------------------------------------------------------------

QUALIFIED DIVIDEND INCOME

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2010 are designed as "qualified dividend income," as defined in the Act, and are subject to reduced tax rates in 2009.

Large Cap Core Equity Fund                      100%
Large Cap Growth Fund                           100%

DIVIDENDS RECEIVED DEDUCTION

For corporate shareholders, the following ordinary dividends paid during the year ended March 31, 2010 qualify for the corporate dividends received deduction:

Large Cap Core Equity Fund                      100%
Large Cap Growth Fund                           100%

PROXY VOTING DISCLOSURE

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) Website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's Website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended March 31, 2010" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                                     EXPENSES
                              NET EXPENSE  BEGINNING    ENDING     PAID DURING
                                 RATIO      ACCOUNT     ACCOUNT   THE SIX MONTHS
                              ANNUALIZED     VALUE       VALUE        ENDED
                               MARCH 31,   OCTOBER 1,   MARCH 31,    MARCH 31,
                                 2010        2009         2010        2010*
--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND
   Class A       Actual          1.40%     $1,000.00    $1,093.90    $    7.31
   Class A       Hypothetical    1.40%     $1,000.00    $1,017.95    $    7.04

   Class C       Actual          2.15%     $1,000.00    $1,087.90    $   11.19
   Class C       Hypothetical    2.15%     $1,000.00    $1,014.21    $   10.80

   Class Y       Actual          1.15%     $1,000.00    $1,094.40    $    6.00
   Class Y       Hypothetical    1.15%     $1,000.00    $1,019.20    $    5.79

GROWTH OPPORTUNITIES FUND
   Class A       Actual          1.24%     $1,000.00    $1,124.40    $    6.57
   Class A       Hypothetical    1.24%     $1,000.00    $1,018.75    $    6.24

   Class C       Actual          1.99%     $1,000.00    $1,120.10    $   10.52
   Class C       Hypothetical    1.99%     $1,000.00    $1,015.01    $   10.00

   Class Y       Actual          0.98%     $1,000.00    $1,125.80    $    5.19
   Class Y       Hypothetical    0.98%     $1,000.00    $1,020.04    $    4.94

   Institutional Actual          0.84%     $1,000.00    $1,126.70    $    4.45
   Institutional Hypothetical    0.84%     $1,000.00    $1,020.74    $    4.23

LARGE CAP CORE EQUITY FUND
   Class A       Actual          1.15%     $1,000.00    $1,111.40    $    6.05
   Class A       Hypothetical    1.15%     $1,000.00    $1,019.20    $    5.79

   Class C       Actual          1.90%     $1,000.00    $1,106.70    $    9.98
   Class C       Hypothetical    1.90%     $1,000.00    $1,015.46    $    9.55

LARGE CAP GROWTH FUND
   Class A       Actual          1.25%     $1,000.00    $1,096.60    $    6.53
   Class A       Hypothetical    1.25%     $1,000.00    $1,018.70    $    6.29

   Class B       Actual          2.00%     $1,000.00    $1,092.70    $   10.43
   Class B       Hypothetical    2.00%     $1,000.00    $1,014.96    $   10.05

   Class C       Actual          2.00%     $1,000.00    $1,093.00    $   10.44
   Class C       Hypothetical    2.00%     $1,000.00    $1,014.96    $   10.05

   Class Y       Actual          0.99%     $1,000.00    $1,098.50    $    5.18
   Class Y       Hypothetical    0.99%     $1,000.00    $1,020.00    $    4.99

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                                     EXPENSES
                              NET EXPENSE  BEGINNING    ENDING     PAID DURING
                                 RATIO      ACCOUNT     ACCOUNT   THE SIX MONTHS
                              ANNUALIZED     VALUE       VALUE        ENDED
                               MARCH 31,   OCTOBER 1,   MARCH 31,    MARCH 31,
                                 2010        2009         2010        2010*
--------------------------------------------------------------------------------
MID CAP GROWTH FUND
   Class A       Actual          1.50%     $1,000.00    $1,110.00    $    7.89
   Class A       Hypothetical    1.50%     $1,000.00    $1,017.45    $    7.54

   Class B       Actual          2.25%     $1,000.00    $1,106.20    $   11.81
   Class B       Hypothetical    2.25%     $1,000.00    $1,013.71    $   11.30

   Class C       Actual          2.25%     $1,000.00    $1,106.10    $   11.81
   Class C       Hypothetical    2.25%     $1,000.00    $1,013.71    $   11.30

   Class Y       Actual          1.25%     $1,000.00    $1,111.90    $    6.58
   Class Y       Hypothetical    1.25%     $1,000.00    $1,018.70    $    6.29

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or366]] (to reflect the one-half year period).

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

ANNUAL RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

ADVISORY AGREEMENT APPROVAL DISCLOSURE

At a meeting held on November 19, 2009, the Board of Trustees (the "Board" or "Trustees") of the Touchstone Strategic Trust (the "Trust"), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust and of the applicable Sub-Advisory Agreement(s) with respect to each Fund between the Advisor and the applicable Sub-Advisor(s), except for the Sub-Advisory Agreement with respect to the Large Cap Core Equity Fund, which was approved at a meeting held on April 21, 2009.

In determining whether to approve the continuation of the Investment Advisory Agreement and of the Sub-Advisory Agreements, and with respect to the Large Cap Core Equity Fund, whether to approve the Sub-Advisory Agreement, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance and/or approval of the Investment Advisory Agreement and the applicable Sub-Advisory Agreement(s) was in the best interests of each Fund and its respective shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Advisor's and its affiliates' revenues and costs of providing services to the Funds; and (4) information about the Advisor's and Sub-Advisors' personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance and/or approval of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation and/or approval of the Investment Advisory Agreement and the applicable Sub-Advisory Agreement(s) with respect to each Fund. The Independent Trustees also reviewed the proposed continuation and/or approval of the Investment Advisory Agreement and the applicable Sub-Advisory Agreement(s) with respect to each of the Funds in private sessions with independent legal counsel at which no representatives of management were present.

In approving the Funds' Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor's compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. The Board discussed the Advisor's effectiveness in monitoring the performance of each Sub-Advisor, including those that were affiliates of the Advisor, and the Advisor's timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services, including the Advisor's role in coordinating the activities of the Funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

Advisor's Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to one of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor's business as a whole. The Board noted that the Advisor waived advisory fees for each Fund. The Board also noted that the Advisor pays the Sub-Advisors' sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor's relationship with the Funds both before and after tax expenses and whether the Advisor has the financial wherewithal to continue to provide a high level of services to the Funds, noting the ongoing commitment of the Advisor's parent company with respect to providing support and resources as needed. The Board also considered that the Funds' distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charge on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds. The Board also considered that affiliates of the Advisor may benefit from certain indirect tax benefits, including those relating to dividend received deductions.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor's and its affiliates' level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund's respective peer group. The Board also considered, among other data, the Funds' respective performance results during the six-month period, twelve-month period and thirty-six month periods ended September 30, 2009, as applicable, and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds' performance.

The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board noted that the Advisor had waived advisory fees for each Fund in order to reduce the Fund's respective operating expenses to targeted levels. The Board further noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board also discussed with management certain factors as set forth in the conditions to the Funds' exemptive order issued by the Securities and Exchange Commission relating to investments by the non-money market Funds in the Touchstone Institutional Money Market Fund. Based upon the nature and extent of the services provided by the Advisor and the Sub-Advisors to each Fund and a discussion by management with respect to the costs to the Advisor and Sub-Advisors of the portion of the advisory fee and sub-advisory fee attributable to the portion of the non-money market Funds' assets to be invested in the Touchstone Institutional Money Market Fund, the Board concluded that the advisory fee and the sub-advisory fee(s) of each non-money market Fund were based on services that were in addition to, rather than duplicative of, services provided under the Investment Advisory and Sub-Advisory Agreements with respect to the portion of such Funds' assets to be invested in the Touchstone Institutional Money Market Fund.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Diversified Small Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund's advisory fee. The Board took into account the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month period ended September 30, 2009 was in the 4th quartile of its peer group, in the 3rd quartile of its peer group for the twelve-month period ended September 30, 2009, and in the 2nd quartile of its peer group for the thirty-six-month period ended September 30, 2009. The Board noted management's explanation for the Fund's recent underperformance. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and also found that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Growth Opportunities Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund's advisory fee. The Board took into account the impact that the relatively small size of the Fund has upon expenses. The Fund's performance for the six-month period ended September 30, 2009 was in the 1st quartile of the Fund's peer group, in the 3rd quartile of the Fund's peer group for the twelve-month period ended September 30, 2009, and in the 2nd quartile of the Fund's peer group for the thirty-six-month period ended September 30, 2009. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and also found that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Large Cap Core Equity Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund's advisory fee. The Fund's performance for the six-month and thirty-six-month periods ended September 30, 2009 was in the 3rd quartile of the Fund's peer group, and in the 4th quartile for the twelve-month period ended September 30, 2009. The Board noted management's explanation for the Fund's underperformance. The Board noted that the Fund had implemented changes to its investment strategy and investment process on March 28, 2008. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and that the Fund's advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Large Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below and at the median of its peer group, respectively. The Board noted that the Advisor was currently waiving a portion of the Fund's advisory fee. The Fund's performance for the six-month and thirty-six-month periods ended September 30, 2009 were in the 2nd quartile of the Fund's peer group and in the 4th quartile of the Fund's peer group for the twelve-month period ended September 30, 2009. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the Fund's advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board took into account management's discussion of the Fund's expenses and noted that the Advisor was currently waiving a portion of the Fund's advisory fee. The Fund's performance for the six-month period ended September 30, 2009 was in the 1st quartile of the Fund's peer group, in the 3rd quartile of the Fund's peer group for the twelve-month period ended September 30, 2009 and in the 2nd quartile of the Fund's peer group for the thirty-six month period ended September 30, 2009. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

Economies of Scale. The Board considered the effect of each Fund's current size and potential growth on its performance and expenses. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedule for each of Touchstone Growth Opportunities Fund, Touchstone Large Cap Core Equity Fund and Touchstone Large Cap Growth Fund contain breakpoints that would reduce the applicable advisory fee rate on assets above specified levels as the applicable Fund's assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory fee schedules. The Board noted that the current advisory fee for the Touchstone Large Cap Growth Fund currently reflected such economies of scale. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of each Fund that currently did not have such breakpoints was not appropriate at this time. The Board also noted that if a Fund's assets increase over time, the Fund might also realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee(s) paid by the Advisor to the Fund's Sub-Advisor(s).

Conclusion. In considering the renewal of the Funds' Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds' Investment Advisory Agreement with the Advisor, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of each Fund is reasonable relative to the performance of funds with similar investment objectives and to relevant indices or, as discussed above, is being addressed; and (d) each Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the Funds' respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement(s), among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor's compensation; (3) a comparison of the sub-advisory fee and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Advisor to one of the Funds with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor's brokerage practices. The Board also considered each Sub-Advisor's regulatory and compliance history. The Board noted that the Advisor's compliance monitoring processes includes quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisors and that compliance issues, if any, are reported to the Board.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

Sub-Advisor's Compensation. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertakings of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm's-length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor's management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for each of Touchstone Growth Opportunities Fund, Touchstone Large Cap Core Equity Fund and Touchstone Large Cap Growth Fund contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels if the applicable Fund's assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee(s) to the applicable Sub-Advisor(s). The Board also considered the sub-advisory fees paid by the Advisor to fees charged by the Sub-Advisors to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm's-length. The Board compared the sub-advisory fee(s) for each Fund with various comparative data, including the median and average sub-advisory fees of each Fund's peer group, and considered the following information:

Touchstone Diversified Small Cap Growth Fund. The Fund's sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the Fund's sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Growth Opportunities Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Large Cap Core Equity Fund. The Fund's sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the Fund's sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Large Cap Growth Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund's sub-advisory fees were above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fees were reasonable in light of the high quality of services received by the Fund and the other factors considered.

As noted above, the Board considered each Fund's performance during the six-month period, twelve-month period and thirty-six month periods ended September 30, 2009, as applicable, as compared to each Fund's peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor's focus on each Sub-Advisor's performance and the Advisor's ways of addressing underperformance.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

Conclusion. In considering the renewal of the applicable Sub-Advisory Agreement(s) with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others:
(a) the Sub-Advisor was qualified to manage each Fund's assets in accordance with the Fund's investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices or, as discussed above, is being addressed;
(d) each Fund's advisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (e) the Sub-Advisor's investment strategies are appropriate for pursuing the investment objectives of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement(s) with respect to each Fund was in the best interests of the respective Fund and its shareholders.

--------------------------------------------------------------------------------
Management of the Trust (Unaudited)
--------------------------------------------------------------------------------

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.


INTERESTED TRUSTEES(1):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER
                                                                                                   OF FUNDS
                                                                                                   OVERSEEN
                                         TERM OF                                                   IN THE
NAME                      POSITION(S)    OFFICE(2) AND                                            TOUCHSTONE  OTHER
ADDRESS                   HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION(S)                 FUND     DIRECTORSHIPS
AGE                       TRUST          TIME SERVED         DURING PAST 5 YEARS                  COMPLEX(3)  HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder          Trustee and    Until retirement    President and CEO of IFS Financial       45      Director of LaRosa's
Touchstone Advisors,      President      at age 75 or until  Services, Inc. (a holding company).              (a restaurant chain),
Inc                                      she resigns or is                                                    Capital Analysts
303 Broadway                             removed                                                              Incorporated (an
Cincinnati, OH                           Trustee since                                                        investment advisor and
Year of Birth: 1955                      1999                                                                  broker-dealer), IFS
                                                                                                              Financial Services,
                                                                                                              Inc.(a holding
                                                                                                              company), Integrity
                                                                                                              and National Integrity
                                                                                                              Life Insurance Co.,
                                                                                                              Touchstone Securities
                                                                                                              (the Trust's
                                                                                                              distributor),
                                                                                                              Touchstone Advisors
                                                                                                              (the Trust's
                                                                                                              investment advisor and
                                                                                                              administrator) and W&S
                                                                                                              Financial Group
                                                                                                              Distributors (a
                                                                                                              distribution company).
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox            Trustee        Until retirement    President and Chief Executive            45      Director of Cincinnati
105 East Fourth Street                   at age 75 or until  Officer of Cox Financial Corp. (a                Bell (a communications
Cincinnati, OH                           he resigns or is    financial services company).                     company), Bethesda
Year of Birth: 1947                      removed                                                              Inc. (a hospital),
                                         Trustee since                                                        Timken Co. (a
                                         1999                                                                 manufacturing
                                                                                                              company), Diebold (a
                                                                                                              technology solutions
                                                                                                              company), and Ohio
                                                                                                              Business Alliance for
                                                                                                              Higher Education.
                                                                                                              Director of Duke
                                                                                                              Energy from
                                                                                                              1994-2008.
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner          Trustee        Until retirement    Principal of HJL Enterprises (a          45      None
c/o Touchstone                           at age 75 or until  privately held investment company).
Advisors, Inc.                           he resigns or is
303 Broadway                             removed
Cincinnati, OH                           Trustee since
Year of Birth: 1938                      1989
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER
                                                                                                   OF FUNDS
                                                                                                   OVERSEEN
                                         TERM OF                                                   IN THE
NAME                      POSITION(S)    OFFICE(2) AND                                            TOUCHSTONE  OTHER
ADDRESS                   HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION(S)                 FUND     DIRECTORSHIPS
AGE                       TRUST          TIME SERVED         DURING PAST 5 YEARS                  COMPLEX(3)  HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann        Trustee        Until retirement    Executive for Duro Bag                   45      None
c/o Touchstone Advisors,                 at age 75 or until  Manufacturing Co. (a bag
Inc.                                     he resigns or is    manufacturer) from 2002-2008.
303 Broadway                             removed
Cincinnati, OH                           Trustee since
Year of Birth: 1938                      2005
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti           Trustee        Until retirement    CEO, Chairman and Director of            45      Director of Q Med (a
c/o Touchstone Advisors,                 at age 75 or until  Avaton, Inc. (a wireless                         health care management
Inc.                                     he resigns or is    entertainment company) until                     company) from
303 Broadway                             removed             2006. President of Cincinnati                    2004-2007
Cincinnati, OH                           Trustee since       Biomedical (a life science and
Year of Birth: 1948                      2002                economic development company)
                                                             from 2003-2007. Chairman of
                                                             Integrated Media Technologies (a
                                                             media company)
------------------------------------------------------------------------------------------------------------------------------------
Susan J. Hickenlooper     Trustee        Until retirement    Trustee of Episcopal Retirement          45      Trustee of Gateway
c/o Touchstone Advisors,                 at age 75 or until  Homes Foundation                                 Trust (a charitable
Inc.                                     he resigns or is                                                     organization) from
303 Broadway                             removed                                                              2006-2008, Trustee of
Cincinnati, OH                           Trustee since                                                        Cincinnati Parks
Year of Birth: 1946                      2009                                                                 Foundation (a
                                                                                                              charitable
                                                                                                              organization).
------------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 5 series of the Trust, 20 series of Touchstone Funds Group Trust, 2 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 3 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

(4) Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS(1):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER
                                                                                                   OF FUNDS
                                                                                                   OVERSEEN
                                         TERM OF                                                   IN THE
NAME                      POSITION(S)    OFFICE(2) AND                                            TOUCHSTONE  OTHER
ADDRESS                   HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION(S)                 FUND     DIRECTORSHIPS
AGE                       TRUST          TIME SERVED         DURING PAST 5 YEARS                  COMPLEX(3)  HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder          President      Until resignation,  See biography above.                     45
Touchstone Advisors,                     removal or
Inc.                                     disqualification
303 Broadway                             President since
Cincinnati, OH                           2004; President
Year of Birth: 1955                      from 2000-2002
------------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch           Vice           Until resignation,  Senior Vice President of Compliance      45
Touchstone Advisors,      President      removal or          and Fund Administration of IFS
Inc.                                     disqualification    Financial Services, Inc.
303 Broadway                             Vice President
Cincinnati, OH                           since 2003
Year of Birth: 1956
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Graziano        Vice           Until resignation,  President of Touchstone Advisors,        45
Touchstone Advisors,      President      removal or          Inc.; Executive Vice President of
Inc.                                     disqualification    Pioneer Investment Management, Head
303 Broadway                             Vice President      of Retail Distribution
Cincinnati, OH                           since 2009          and Strategic Marketing 2007-2008;
Year of Birth: 1954                                          Executive Vice President of Pioneer
                                                             Investment Management, Chief
                                                             Marketing Officer 2002-2007.
------------------------------------------------------------------------------------------------------------------------------------
Joseph Melcher            Chief          Until resignation,  Vice President of Compliance of IFS      45
Touchstone Advisors,      Compliance     removal or          Financial Services (a holding
Inc.                      Officer        disqualification    company); Assistant Vice President
303 Broadway                             Chief               of Compliance of IFS Financial
Cincinnati, OH                           Compliance          Services 2005-2010.
Year of Birth: 1973                      Officer since
                                         2010
------------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft      Controller     Until resignation,  Chief Financial Officer and Senior       45
Touchstone Advisors,      and Treasurer  removal or          Vice  President of
Inc.                                     disqualification    IFS Financial Services, Inc.
303 Broadway                             Controller since
Cincinnati, OH                           2000
Year of Birth: 1962                      Treasurer since
                                         2003
------------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton             Secretary      Until resignation,  Assistant Vice President and Senior      45
JPMorgan.                                removal or          Counsel at JPMorgan Chase Bank, N.A.
303 Broadway                             disqualification
Cincinnati, OH                           Secretary since
Year of Birth: 1970                      2006. Assistant
                                         Secretary from
                                         2002-2006
------------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

(2) The Touchstone Fund Complex consists of 5 series of the Trust, 20 series of Touchstone Funds Group Trust, 2 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 3 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

PRIVACY PROTECTION POLICY

WE RESPECT YOUR PRIVACY

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today's world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

OUR PLEDGE TO OUR CLIENTS

o We collect only the information we need to service your account and administer our business.

o We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

o     We make every effort to ensure the accuracy of your information.

WE COLLECT THE FOLLOWING NONPUBLIC PERSONAL INFORMATION ABOUT YOU:

o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

CATEGORIES OF INFORMATION WE DISCLOSE AND PARTIES TO WHOM WE DISCLOSE

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

WE PLACE STRICT LIMITS AND CONTROLS ON THE USE AND SHARING OF YOUR INFORMATION

o We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

o We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

o We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

o     We will not sell your personal information to anyone.

WE MAY PROVIDE INFORMATION TO SERVICE YOUR ACCOUNT

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information. This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* Capital Analysts Incorporated and W&S Brokerage Services, Inc.

*     Touchstone Securities, Inc. serves as the underwriter to the Touchstone
      Funds.

A Member of Western & Southern Financial Group(R)

         THE PRIVACY PROTECTION POLICY IS NOT PART OF THE ANNUAL REPORT.

[LOGO] TOUCHSTONE INVESTMENTS(R)
       303 Broadway, Suite 1100
       Cincinnati, OH  45202-4203



--------------------------------------------------------------------------------

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TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203 800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

* A Member of Western & Southern Financial Group



                                                             TSF-54-TST-AR-1003

ITEM 2.  CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Don Siekmann is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $66,250 for the March 31, 2010 fiscal year and approximately $82,980 for the March 31, 2009 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. Audit-Related fees totaled $0 for the March 31, 2010 fiscal year and $4,000 for the March 31, 2009 fiscal year. The 2009 fees include $4,000 related to post-audit review procedures, review of February 2009 N-1A filing and issuance of our consent in connection with the new share class offering in the Growth Opportunities and Mid Cap Funds.

(c) Tax Fees. Tax fees totaled approximately $27,820 for the March 31, 2010 fiscal year and approximately $31,290 for the March 31, 2009 fiscal year and consisted of fees for tax compliance services and tax consultation services.

(d) All Other Fees. There were no other fees for the March 31, 2010 or March 31, 2009 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding sub-advisors) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were approximately $27,820 for the fiscal year ended March 31, 2010 and $31,290 for the fiscal year ended March 31, 2009.

(h) Not applicable

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes have been made to the procedures by which shareholders may recommend nominees to its Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on March 9, 2004 with registrant's N-CSR for the Large Cap Growth Fund and is hereby incorporated by reference.
(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.
(b)    Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Touchstone Strategic Trust
            --------------------------------------------------------------------

By (Signature and Title)

/s/ Jill T. McGruder
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Jill T. McGruder
President

Date:  June 2, 2010

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date:  June 2, 2010

/s/ Terrie A. Wiedenheft
--------------------------------------------------------------------------------
Terrie A. Wiedenheft
Controller & Treasurer

Date:  June 2, 2010